                                                                    Exhibit 99.1

                      [BANC OF AMERICA SECURITIES LOGO](TM)

--------------------------------------------------------------------------------

RMBS NEW ISSUE TERM SHEET

$755,659,000 CERTIFICATES (APPROXIMATE)

FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
Offered Classes: A-2A, A-2B, A-2C, M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9 &
M-10

ASSET BACKED FUNDING CORPORATION
Depositor

FIRST FRANKLIN FINANCIAL CORPORATION
Originator

HOMEQ SERVICING CORPORATION
Servicer

THE MURRAYHILL COMPANY
Credit Risk Manager

APRIL 5, 2005

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

o   SUMMARY OF CERTIFICATES                                                PP. 3

o   IMPORTANT DATES AND CONTACTS                                           PP. 4

o   SUMMARY OF TERMS                                                       PP. 6

o   CREDIT ENHANCEMENT                                                     PP. 8

o   PASS-THROUGH RATES                                                    PP. 11

o   TRIGGER EVENTS                                                        PP. 13

o   YIELD MAINTENANCE AGREEMENT(S)                                        PP. 14

o   INTEREST AND PRINCIPAL DISTRIBUTIONS                                  PP. 16

o   DEFINITIONS                                                           PP. 21

o   BOND SUMMARY                                                          PP. 29

o   CAP SCHEDULES                                                         PP. 33

o   BREAK EVEN LOSSES AND EXCESS SPREAD                                   PP. 35

ANNEX A
COLLATERAL INFORMATION IS LOCATED IN THE ACCOMPANYING FFMLT 2005-FF5 ANNEX

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       2

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                            SUMMARY OF CERTIFICATES
--------------------------------------------------------------------------------------------------------------
                                                                                 Expected
                                                                                  INITIAL
            Expected                           Expected         Expected          Credit
          Approximate   Interest   Principal   WAL (yrs)    Principal Window    Enhancement   Expected Ratings
 Class    Size ($)(1)     Type       Type      CALL/MAT     (mos) CALL/MAT       Percentage      S&P   FITCH
--------------------------------------------------------------------------------------------------------------

 A-1(2)   292,384,000   Floating      Sen                             EXCLUDED HEREFROM
--------------------------------------------------------------------------------------------------------------
A-2A(3)   111,024,000   Floating    Sen Seq    1.00/1.00      1 to 20/1 to 20      19.35%        AAA    AAA
--------------------------------------------------------------------------------------------------------------
A-2B(3)   189,070,000   Floating    Sen Seq    3.00/3.00    20 to 76/20 to 76      19.35%        AAA    AAA
--------------------------------------------------------------------------------------------------------------
A-2C(3)    25,301,000   Floating    Sen Seq    6.41/8.48   76 to 77/76 to 162      19.35%        AAA    AAA
--------------------------------------------------------------------------------------------------------------
  M-1      38,300,000   Floating      Mezz     4.59/5.01   39 to 77/39 to 142      14.35%        AA+    AA+
--------------------------------------------------------------------------------------------------------------
  M-2      28,725,000   Floating      Mezz     4.56/4.95   38 to 77/38 to 129      10.60%        AA     AA
--------------------------------------------------------------------------------------------------------------
  M-3       9,958,000   Floating      Mezz     4.54/4.91   38 to 77/38 to 120       9.30%        AA-    AA-
--------------------------------------------------------------------------------------------------------------
  M-4      16,469,000   Floating      Mezz     4.54/4.88   38 to 77/38 to 116       7.15%        A+     A+
--------------------------------------------------------------------------------------------------------------
  M-5      10,341,000   Floating      Mezz     4.53/4.83   37 to 77/37 to 108       5.80%         A      A
--------------------------------------------------------------------------------------------------------------
  M-6       6,894,000   Floating      Mezz     4.52/4.78   37 to 77/37 to 102       4.90%        A-     A-
--------------------------------------------------------------------------------------------------------------
  M-7      11,490,000   Floating      Mezz     4.52/4.71    37 to 77/37 to 97       3.40%       BBB+    BBB+
--------------------------------------------------------------------------------------------------------------
  M-8       3,830,000   Floating      Mezz     4.52/4.62    37 to 77/37 to 86       2.90%       BBB     BBB+
--------------------------------------------------------------------------------------------------------------
  M-9       6,894,000   Floating      Mezz     4.49/4.51    37 to 77/37 to 82       2.00%       BBB-    BBB-
--------------------------------------------------------------------------------------------------------------
 M-10       4,979,000   Floating      Mezz     4.28/4.28    37 to 71/37 to 71       1.35%        BB+    BBB-
--------------------------------------------------------------------------------------------------------------
 B(2)       6,128,000   Floating      Mezz                            EXCLUDED HEREFROM
--------------------------------------------------------------------------------------------------------------

(1)  The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
(2)  The Class A-1 Certificates will be offered pursuant to the prospectus, but will be excluded from this term sheet. The Class B Certificates will be offered pursuant to a private placement memorandum.
(3)  The Sequential Certificates will be sized on investor demand and may be either combined or further divided.

--------------------------------------------------------------------------------
STRUCTURE:
(1)  The Class A-1 Certificates are backed primarily by the cash flow from the
     Group 1 Mortgage Loans (as defined herein). The Sequential Certificates are backed primarily by the cash flow from the Group 2 Mortgage Loans (as defined herein). The Mezzanine Certificates are backed by the cash flows from the Mortgage Loans.
(2)  The margins on the Class A Certificates will double, and the margins on the
     Mezzanine Certificates will equal 1.5x their original margins after the
     Optional Termination Date.
(3)  The Certificates will be subject to the applicable Net WAC Rate as described herein.
(4)  The assumed collateral balance of $766,000,000 used to generate bond sizes is slightly lower than the Statistical Cut-off Date Mortgage Loan Balance as it factors in assumed prepayments collected in the month of March.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PRICING SPEED
--------------------------------------------------------------------------------
ADJUSTABLE-RATE       100% ARM PPC
MORTGAGE LOANS        100% ARM PPC assumes that prepayments start at 4% CPR in
                      month one, increase by approximately 1.348% each month to
                      35% CPR in month twenty-four, and remain at 35% CPR
                      thereafter.
--------------------------------------------------------------------------------
FIXED-RATE MORTGAGE   100% FRM PPC
LOANS                 100% FRM PPC assumes that prepayments start at 2.3% CPR in month one, increase by 2.3% each month to 23% CPR in month ten, and remain at 23% CPR thereafter.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        3

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SUMMARY OF IMPORTANT DATES
--------------------------------------------------------------------------------
DEAL INFORMATION                           COLLATERAL INFORMATION
Expected Pricing      04/05/2005           Statistical Cut-off Date   03/01/2005
Expected Settlement   04/28/2005           Cut-off Date               04/01/2005
First Distribution    05/25/2005
Expected Stepdown     05/25/2008

BOND INFORMATION

                     Initial                                 Expected          Rated Final
                     Accrual                    Delay     Last Scheduled         Maturity
Class   Dated Date     Days    Accrual Method    Days   Distribution Date(1)       Date
-----   ----------   -------   --------------   -----   --------------------   -----------

 A-1    04/28/2005                             EXCLUDED HEREFROM
A-2A    04/28/2005      0          Act/360        0           Dec-06            04/25/2014
A-2B    04/28/2005      0          Act/360        0           Aug-11            04/25/2034
A-2C    04/28/2005      0          Act/360        0           Sep-11            04/25/2034
 M-1    04/28/2005      0          Act/360        0           Sep-11            04/25/2034
 M-2    04/28/2005      0          Act/360        0           Sep-11            04/25/2034
 M-3    04/28/2005      0          Act/360        0           Sep-11            04/25/2034
 M-4    04/28/2005      0          Act/360        0           Sep-11            04/25/2034
 M-5    04/28/2005      0          Act/360        0           Sep-11            04/25/2034
 M-6    04/28/2005      0          Act/360        0           Sep-11            04/25/2034
 M-7    04/28/2005      0          Act/360        0           Sep-11            04/25/2034
 M-8    04/28/2005      0          Act/360        0           Sep-11            04/25/2034
 M-9    04/28/2005      0          Act/360        0           Sep-11            04/25/2034
M-10    04/28/2005      0          Act/360        0           Mar-11            04/25/2034
  B     04/28/2005                             EXCLUDED HEREFROM

--------------------------------------------------------------------------------
(1)  The Expected Last Scheduled Distribution Date is calculated based on the
     Pricing Speed to call and other modeling assumptions.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        4

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC

MORTGAGE TRADING/SYNDICATE                  Tel: (212) 847-5095
                                            Fax: (212) 847-5143

Patrick Beranek                             patrick.beranek@bankofamerica.com
Charlene Balfour                            charlene.c.balfour@bankofamerica.com

PRINCIPAL FINANCE GROUP                     Fax: (704) 602-3749
Kirk Meyers                                 Tel: (704) 388- 3148
                                            kirk.b.meyers@bankofamerica.com
Rajneesh Salhotra                           Tel: (212) 847-5434
                                            rajneesh.salhotra@bankofamerica.com
Shaun Ahmad                                 Tel: (704) 387-2658
                                            shaun.ahmad@bankofamerica.com
Pinar Kip                                   Tel: (212) 933-3006
                                            pinar.kip@bankofamerica.com
RATING AGENCIES
Mark Zelmanovich - Fitch                    (212) 908-0259
Lacey Bigos - S&P                           (212) 438-3126
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        5

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

TITLE OF SECURITIES:               First Franklin Mortgage Loan Trust 2005-FF5
                                   (the "Trust").

OFFERED CERTIFICATES:              The Class A-2A, Class A-2B and Class A-2C
                                   Certificates (together with the Class A-1
                                   Certificates, the "Class A Certificates") and
                                   the Class M-1, Class M-2, Class M-3, Class
                                   M-4, Class M-5, Class M-6 Certificates, Class
                                   M-7, Class M-8, Class M-9 and Class M-10
                                   Certificates (together with the Class B
                                   Certificates, the "Mezzanine Certificates").

SEQUENTIAL CERTIFICATES:           Class A-2A, Class A-2B and Class A-2C
                                   Certificates. As long as all of the Mezzanine
                                   Certificates and the Overcollateralization
                                   Amount have not been written down, all
                                   principal distributions to the Sequential
                                   Certificates shall be paid first, to the
                                   Class A-2A Certificates until the principal
                                   balance of the Class A-2A Certificates is
                                   reduced to zero, second, to the Class A-2B
                                   Certificates until the principal balance of
                                   the Class A-2B Certificates is reduced to
                                   zero, and then to Class A-2C Certificates.
                                   After all of the Mezzanine Certificates and
                                   the Overcollateralization Amount are written
                                   down the Sequential Certificates will pay pro
                                   rata.

EXCLUDED CERTIFICATES:             The Class A-1 and Class B Certificates
                                   (together with the Offered Certificates, the
                                   "Certificates").

OFFERING TYPE:                     The Class A-1 Certificates and the Offered
                                   Certificates will be offered publicly
                                   pursuant to a Prospectus. The Class B
                                   Certificates will be offered pursuant to a
                                   private placement memorandum.

DEPOSITOR:                         Asset Backed Funding Corporation.

ORIGINATOR:                        First Franklin Financial Corporation, a
                                   subsidiary of National City Corporation.

SERVICER:                          HomEq Servicing Corporation.

TRUSTEE AND CUSTODIAN:             JPMorgan Chase Bank.

CREDIT RISK MANAGER:               The Murrayhill Company.

LEAD MANAGER AND BOOKRUNNER:       Banc of America Securities LLC.

CO-MANAGERS:                       Wachovia Securities and Merrill Lynch,
                                   Pierce, Fenner & Smith Incorporated.

CLOSING DATE:                      On or about April 28, 2005.

TAX STATUS:                        The Offered Certificates will be designated
                                   as regular interests in one or more REMICs
                                   and, as such, will be treated as debt
                                   instruments of a REMIC for federal income tax
                                   purposes.

ERISA ELIGIBILITY:                 The Sequential Certificates are expected to
                                   be ERISA eligible under Banc of America's
                                   administrative exemption from certain
                                   prohibited transaction rules granted by the
                                   Department of Labor as long as (i) conditions
                                   of the exemption under the control of the
                                   investor are met and (ii) the Sequential
                                   Certificates remain in the two highest rating
                                   categories. The Mezzanine Certificates may
                                   not be acquired by ERISA plans except under
                                   certain specified conditions applicable only
                                   to "insurance company general accounts."

SMMEA ELIGIBILITY:                 Of the Offered Certificates, the Sequential,
                                   Class M-1, Class M-2 and Class M-3
                                   Certificates are expected to constitute
                                   "mortgage related securities" for purposes of
                                   SMMEA.

DISTRIBUTION DATES:                The 25th of each month, or if such day is not
                                   a business day, the next succeeding business
                                   day, beginning in May 2005.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        6

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

ACCRUED INTEREST:                  The price to be paid by investors for the
                                   Offered Certificates will not include accrued
                                   interest (settle flat).

DAY COUNT:                         With respect to the Offered Certificates;
                                   Actual/360.

PAYMENT DELAY:                     With respect to the Offered Certificates; 0
                                   days.

SERVICING FEE:                     Approximately 0.50% per annum on the
                                   aggregate principal balance of such Mortgage
                                   Loans.

TRUSTEE FEE:                       Approximately 0.001% per annum on the
                                   aggregate principal balance of the Mortgage
                                   Loans.

CREDIT RISK MANAGER FEE:           Approximately 0.015% per annum on the
                                   aggregate principal balance of the Mortgage
                                   Loans.

STATISTICAL CUT-OFF DATE:          March 1, 2005.

CUT-OFF DATE:                      For each Mortgage Loan in the mortgage pool
                                   on the Closing Date, the close of business on
                                   April 1, 2005.

MORTGAGE LOANS:                    As of the Statistical Cut-off Date, the
                                   aggregate principal balance of the Mortgage
                                   Loans is approximately $771,837,037.60, of
                                   which: (i) approximately $365,297,086.22
                                   consists of a pool of conforming balance
                                   fixed-rate and adjustable-rate first lien
                                   Mortgage Loans (the "Group 1 Mortgage Loans")
                                   and (ii) approximately $406,539,951.38
                                   consists of a pool of conforming and
                                   non-conforming balance fixed-rate and
                                   adjustable-rate first lien mortgage loans
                                   (the "Group 2 Mortgage Loans" and, together
                                   with the Group 1 Mortgage Loans, the
                                   "Mortgage Loans"). SEE THE ACCOMPANYING FFMLT
                                   2005-FF5 COLLATERAL ANNEX FOR ADDITIONAL
                                   INFORMATION ON THE MORTGAGE LOANS.

OPTIONAL TERMINATION DATE:         The first Distribution Date on which the
                                   aggregate principal balance of the Mortgage
                                   Loans declines to 10% or less of the
                                   aggregate principal balance of the Mortgage
                                   Loans as of the Cut-off Date ("Cut-off Date
                                   Principal Balance").

MONTHLY SERVICER ADVANCES:         The Servicer will be obligated to advance its
                                   own funds in an amount equal to the aggregate
                                   of all payments of principal and interest
                                   (net of Servicing Fees) that were due during
                                   the related period on the Mortgage Loans.
                                   Advances are required to be made only to the
                                   extent they are deemed by the Servicer to be
                                   recoverable from related late collections,
                                   insurance proceeds, condemnation proceeds or
                                   liquidation proceeds.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        7

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT:                Credit enhancement for the structure is
                                   provided by Excess Cashflow,
                                   overcollateralization and subordination.

EXPECTED CREDIT SUPPORT
PERCENTAGE:

Class   Initial Credit Support   After Stepdown Support
-----   ----------------------   ----------------------
   A            19.35%                   38.70%
  M-1           14.35%                   28.70%
  M-2           10.60%                   21.20%
  M-3            9.30%                   18.60%
  M-4            7.15%                   14.30%
  M-5            5.80%                   11.60%
  M-6            4.90%                    9.80%
  M-7            3.40%                    6.80%
  M-8            2.90%                    5.80%
  M-9            2.00%                    4.00%
 M-10            1.35%                    2.70%
   B             0.55%                    1.10%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        8

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

EXPECTED OVERCOLLATERALIZATION     Prior to the Stepdown Date, the
TARGET AMOUNT:                     Overcollateralization Target Amount will be
                                   approximately 0.55% of the Cut-off Date
                                   Principal Balance. The Overcollateralization
                                   Target Amount on or after the Stepdown Date
                                   will be the greater of approximately (a)
                                   1.10% of the aggregate Principal Balance of
                                   the Mortgage Loans as of the last day of the
                                   related collection period and (b) 0.50% of
                                   the Cut-off Date Principal Balance; provided
                                   however, if a Trigger Event has occurred on
                                   the related Distribution Date, the
                                   Overcollateralization Target Amount will be
                                   equal to the Overcollateralization Target
                                   Amount for the previous Distribution Date.

OVERCOLLATERALIZATION RELEASE      The Overcollateralization Release Amount
AMOUNT:                            means, with respect to any Distribution Date
                                   on or after the Stepdown Date on which a
                                   Trigger Event is not in effect, the lesser of
                                   the principal remittance amount or excess, if
                                   any, of (i) the Overcollateralization Amount
                                   for such Distribution Date (assuming that
                                   100% of the Principal Remittance Amount is
                                   applied as a principal payment on such
                                   Distribution Date) over (ii) the
                                   Overcollateralization Target Amount for such
                                   Distribution Date.

OVERCOLLATERALIZATION DEFICIENCY   As of any Distribution Date, the
AMOUNT:                            Overcollateralization Deficiency Amount is
                                   the excess, if any, of (a) the
                                   Overcollateralization Target Amount for such
                                   Distribution Date over (b) the
                                   Overcollateralization Amount for such
                                   Distribution Date, calculated for this
                                   purpose after taking into account the
                                   reduction on such Distribution Date of the
                                   certificate principal balances of all classes
                                   of Certificates resulting from the
                                   distribution of the Principal Distribution
                                   Amount (but not the Extra Principal
                                   Distribution Amount) on such Distribution
                                   Date, but prior to taking into account any
                                   Realized Losses allocated to any class of
                                   Certificates on such Distribution Date.

OVERCOLLATERALIZATION AMOUNT:      The Overcollateralization Amount is equal to
                                   the excess of the aggregate principal balance
                                   of the Mortgage Loans over the aggregate
                                   principal balance of the Certificates. On the
                                   Closing Date, the Overcollateralization
                                   Amount is expected to equal the
                                   Overcollateralization Target Amount. To the
                                   extent the Overcollateralization Amount is
                                   reduced below the Overcollateralization
                                   Target Amount, Excess Cashflow will be
                                   directed to build the Overcollateralization
                                   Amount until the Overcollateralization Target
                                   Amount is reached.

AVAILABLE FUNDS:                   Available Funds will be equal to the sum of
                                   the following amounts with respect to the
                                   Mortgage Loans, net of amounts reimbursable
                                   or payable therefrom to the Servicer or the
                                   Trustee: (i) the aggregate amount of monthly
                                   payments on the Mortgage Loans due during the
                                   related collection period and received by the
                                   Trustee one business day prior to the related
                                   determination date, after deduction of the
                                   Trustee Fee for such Distribution Date, the
                                   Servicing Fee for such Distribution Date, the
                                   Credit Risk Manager Fee for such Distribution
                                   Date and any accrued and unpaid Servicing
                                   Fees, Trustee Fees, and Credit Risk Manager
                                   Fees in respect of any prior Distribution
                                   Dates (ii) unscheduled payments in respect of
                                   the Mortgage Loans, including prepayments,
                                   insurance proceeds, net liquidation proceeds,
                                   condemnation proceeds, recoveries and
                                   proceeds from repurchases of and
                                   substitutions for such Mortgage Loans
                                   occurring during the related prepayment
                                   period, excluding prepayment charges, (iii)
                                   on the Distribution Date on which the Trust
                                   is to be terminated in accordance with the
                                   pooling and servicing agreement, the
                                   termination price and (iv) payments from the
                                   Servicer in connection with Monthly Servicer
                                   Advances and compensating interest for such
                                   Distribution Date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        9

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

EXCESS CASHFLOW:                   For the Certificates on each Distribution
                                   Date is equal to the sum of (x) any
                                   Overcollateralization Release Amount and (y)
                                   the excess of the Available Funds over the
                                   sum of (i) the interest paid on the
                                   Certificates and (ii) the Principal
                                   Remittance Amount.

STEPDOWN DATE:                     The earlier to occur of (i) the Distribution
                                   Date on which the aggregate certificate
                                   principal balance of the Class A Certificates
                                   has been reduced to zero and (ii) the later
                                   to occur of (a) the Distribution Date in May
                                   2008 and (b) the first Distribution Date on
                                   which the Credit Enhancement Percentage is
                                   greater than or equal to 38.70%. The Credit
                                   Enhancement Percentage is obtained by
                                   dividing (x) the sum of the aggregate
                                   certificate principal balance of the
                                   Mezzanine Certificates and the
                                   Overcollateralization Amount (before taking
                                   into account distributions of principal on
                                   such distribution date) by (y) the aggregate
                                   principal balance of the Mortgage Loans as of
                                   the last day of the related collection
                                   period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       10

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

The Pass-Through Rate for each class of the Certificates for any Distribution
Date will be the lesser of (x) the related Formula Rate for such Distribution
Date and (y) the related Net WAC Rate for such Distribution Date.

FORMULA RATE:                      The Formula Rate for the Certificates is the
                                   lesser of:

                                        (i)  the sum of (a) one-month LIBOR as
                                             determined for the related period
                                             and (b) the certificate margin for
                                             the applicable class; and

                                        (ii) the related Maximum Cap Rate for
                                             such Distribution Date.

                                   On each Distribution Date after the Optional
                                   Termination Date, the certificate margin for
                                   the Class A Certificates will be 2 times the
                                   related initial certificate margin, and the
                                   certificate margin for the Mezzanine
                                   Certificates will be 1.5 times the related
                                   initial certificate margin.

EFFECTIVE NET WAC RATE:            10.0%

ADJUSTED NET MORTGAGE RATE:        The Adjusted Net Mortgage Rate for each
                                   Mortgage Loan is equal to the mortgage
                                   interest rate less the sum of (i) the
                                   Servicing Fee Rate, (ii) the Trustee Fee Rate
                                   and (iii) the Credit Risk Manager Fee.

ADJUSTED NET MAXIMUM MORTGAGE      The Adjusted Net Maximum Mortgage Rate for
RATE:                              each Mortgage Loan is equal to the maximum
                                   mortgage interest rate (or the mortgage
                                   interest rate in the case of any Fixed Rate
                                   Mortgage Loan) less the sum of (i) the
                                   Servicing Fee Rate, (ii) the Trustee Fee Rate
                                   and (iii) the Credit Risk Manager Fee.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       11

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------
MAXIMUM CAP RATE:                  The Maximum Cap Rate for the Class A-1
                                   Certificates and any Distribution Date is a
                                   per annum rate (subject to adjustment based
                                   on the actual number of days elapsed in the
                                   related accrual period) equal to (i) on or
                                   prior to the Distribution Date in September
                                   2008 the greater of the weighted average of
                                   the Adjusted Net Maximum Mortgage Rates of
                                   the Group 1 Mortgage Loans and the Effective
                                   Net WAC Rate and (ii) after the Distribution
                                   Date in September 2008 the weighted average
                                   of the Adjusted Net Maximum Mortgage Rates of
                                   the Group 1 Mortgage Loans.

                                   The Maximum Cap Rate for the Sequential
                                   Certificates and any Distribution Date is a
                                   per annum rate (subject to adjustment based
                                   on the actual number of days elapsed in the
                                   related accrual period) equal to (i) on or
                                   prior to the Distribution Date in September
                                   2008 the greater of the weighted average of
                                   the Adjusted Net Maximum Mortgage Rates of
                                   the Group 2 Mortgage Loans and the Effective
                                   Net WAC Rate and (ii) after to the
                                   Distribution Date in September 2008 and the
                                   weighted average of the Adjusted Net Maximum
                                   Mortgage Rates of the Group 2 Mortgage Loans
                                   thereafter.

                                   The Maximum Cap Rate for the Mezzanine
                                   Certificates and any Distribution Date is a
                                   per annum rate (subject to adjustment based
                                   on the actual number of days elapsed in the
                                   related accrual period) equal to (i) on or
                                   prior to the Distribution Date in September
                                   2008 the greater of the weighted average of
                                   the Maximum Cap Rate for the Class A
                                   Certificates weighted on the basis of the
                                   related Group Subordinate Amount and the
                                   Effective Net WAC Rate and (ii) after to the
                                   Distribution Date in September 2008, the
                                   weighted average of the Maximum Cap Rate for
                                   the Class A Certificates weighted on the
                                   basis of the related Group Subordinate
                                   Amount.

NET WAC RATE:                      The Net WAC Rate for the Class A-1
                                   Certificates on any Distribution Date is a
                                   per annum rate (subject to adjustment based
                                   on the actual number of days elapsed in the
                                   related accrual period) equal to the weighted
                                   average of the Adjusted Net Mortgage Rates of
                                   the Group 1 Mortgage Loans.

                                   The Net WAC Rate for the Sequential
                                   Certificates on any Distribution Date is a
                                   per annum rate (subject to adjustment based
                                   on the actual number of days elapsed in the
                                   related accrual period) equal to the weighted
                                   average of the Adjusted Net Mortgage Rates of
                                   the Group 2 Mortgage Loans.

                                   The Net WAC Rate for the Mezzanine
                                   Certificates and any Distribution Date is a
                                   per annum rate (subject to adjustment based
                                   on the actual number of days elapsed in the
                                   related accrual period) equal to the weighted
                                   average of the Net WAC Rate for the Class A
                                   Certificates weighted on the basis of the
                                   related Group Subordinate Amounts.

NET WAC RATE CARRYOVER AMOUNT:     If, on any Distribution Date the Pass-Through
                                   Rate for a class of Certificates is limited
                                   by the related Net WAC Rate, the "Net WAC
                                   Rate Carryover Amount" for such class is
                                   equal to the sum of (i) the excess of (a) the
                                   amount of interest that would have accrued on
                                   such class based on the related Formula Rate
                                   over (b) the amount of interest actually
                                   accrued on such class based on the related
                                   Net WAC Rate and (ii) the unpaid portion of
                                   any related Net WAC Rate Carryover Amount
                                   from any prior Distribution Dates together
                                   with accrued interest at the related Formula
                                   Rate. Any Net WAC Rate Carryover Amount will
                                   be paid on such Distribution Date or future
                                   Distribution Dates to the extent of funds
                                   available.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       12

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  TRIGGER EVENT
--------------------------------------------------------------------------------
TRIGGER EVENT:                     A Trigger Event exists with respect to any
                                   Distribution Date on or after the Stepdown
                                   Date (i) if the three month rolling average
                                   of 60+ day delinquent loans (including loans
                                   that are in bankruptcy or foreclosure and are
                                   60+ days delinquent or that are REO) is
                                   greater than [40]% of the Credit Enhancement
                                   Percentage or (ii) if the Cumulative Realized
                                   Loss Percentage* exceeds the value defined
                                   below for such Distribution Date:

                                     DISTRIBUTION DATES         CUMULATIVE REALIZED LOSS PERCENTAGE
                                     ------------------         -----------------------------------

                                   May 2008 - April 2009   4.25%for the first month, plus an additional
                                                              1/12th of 1.50% for each month thereafter

                                   May 2009 - April 2010   5.75% for the first month, plus an additional
                                                              1/12th of 1.00% for each month thereafter

                                   May 2010 - April 2011   6.75% for the first month, plus an additional
                                                              1/12th of 0.25% for each month thereafter

                                     May 2011 and after                       7.00%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       13

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
                             SEQUENTIAL CERTIFICATES
--------------------------------------------------------------------------------
On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement
with [   ] (the "Counterparty") for the benefit of the Sequential Certificates.
The notional balance of the Yield Maintenance Agreement and the strike prices are in the table below. In exchange for a fixed payment on the Closing Date, the
Counterparty will be obligated to make monthly payments equal to the product of,
(a) the excess of the lesser of (i) One-Month LIBOR and (ii) the upper strike rate over the lower strike rate and (b) the lesser of, (i) the cap notional amount (ii) the aggregate Certificate Principal Balance of the Sequential
Certificates immediately prior to such Distribution Date and (c) a fraction, the numerator of which is the actual number of days elapsed since the previous
Distribution Date, or in the case of the first Distribution Date, from the
Closing Date, to but excluding the current Distribution Date and the denominator of which is 360 to the trustee. Net WAC Rate Carryover Amounts to the extent not covered by clause (xxiv) of the Excess Cashflow Distribution will be covered to the extent of payments received by the trustee under the Yield Maintenance
Agreement. The Yield Maintenance Agreement will terminate after the Distribution
Date in September 2008.

--------------------------------------------------
       YIELD MAINTENANCE AGREEMENT SCHEDULE
--------------------------------------------------
PERIOD     NOTIONAL    LOWER STRIKE   UPPER STRIKE
--------------------------------------------------
   1     325,395,000       6.50%          9.84%
   2     323,476,337       5.64%          9.84%
   3     321,069,267       5.83%          9.84%
   4     318,175,070       5.64%          9.84%
   5     314,796,811       5.64%          9.84%
   6     310,939,375       5.83%          9.84%
   7     306,609,538       5.63%          9.83%
   8     301,815,802       5.82%          9.83%
   9     296,568,563       5.63%          9.83%
  10     290,880,042       5.63%          9.83%
  11     284,816,029       6.25%          9.83%
  12     278,390,000       5.64%          9.83%
  13     271,617,238       5.83%          9.83%
  14     264,513,640       5.63%          9.82%
  15     257,096,809       5.82%          9.82%
  16     249,385,594       5.63%          9.82%
  17     241,400,010       5.63%          9.82%
  18     233,161,150       5.82%          9.81%
  19     224,691,240       5.62%          9.81%
  20     216,013,078       5.82%          9.81%
  21     207,150,392       5.62%          9.81%
  22     198,127,557       5.61%          9.80%
  23     188,969,486       6.24%          9.80%
  24     179,701,492       7.67%          9.80%
  25     170,771,729       7.93%          9.80%
  26     162,153,364       7.67%          9.80%
  27     153,835,489       7.93%          9.80%
  28     145,807,579       7.66%          9.80%
  29     138,059,478       7.66%          9.80%
  30     130,581,390       8.63%          9.80%
  31     123,366,749       8.35%          9.80%
  32     116,403,352       8.62%          9.79%
  33     109,682,407       8.33%          9.79%
  34     103,195,430       8.33%          9.79%
  35      96,934,235       8.92%          9.79%
  36      90,890,924       9.49%          9.79%
  37               0       0.00%          0.00%
  38      85,063,004       9.47%          9.78%
  39               0       0.00%          0.00%
  40      85,063,004       9.46%          9.78%
  41      85,063,004       9.46%          9.78%
--------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       14

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
                             MEZZANINE CERTIFICATES
--------------------------------------------------------------------------------

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [___] (the "Counterparty") for the benefit of the Mezzanine Certificates.
The notional balance of the Yield Maintenance Agreement and the strike prices are in the table below. In exchange for a fixed payment on the Closing Date, the
Counterparty will be obligated to make monthly payments equal to the product of,
(a) the excess of the lesser of (i) One-Month LIBOR and (ii) the upper strike rate over the lower strike rate and (b) the lesser of, (i) the cap notional amount (ii) the aggregate Certificate Principal Balance of the Mezzanine
Certificates immediately prior to such Distribution Date and (c) a fraction, the numerator of which is the actual number of days elapsed since the previous
Distribution Date, or in the case of the first Distribution Date, from the
Closing Date, to but excluding the current Distribution Date and the denominator of which is 360 to the trustee . Net WAC Rate Carryover Amounts to the extent not covered by clause (xxiv) of the Excess Cashflow Distribution will be covered to the extent of payments received by the trustee under the Yield Maintenance
Agreement. The Yield Maintenance Agreement will terminate after the Distribution
Date in September 2008.

--------------------------------------------------
       YIELD MAINTENANCE AGREEMENT SCHEDULE
--------------------------------------------------
PERIOD     NOTIONAL    LOWER STRIKE   UPPER STRIKE
--------------------------------------------------
   1     144,008,000       5.90%          8.94%
   2     144,008,000       5.01%          8.94%
   3     144,008,000       5.21%          8.94%
   4     144,008,000       5.01%          8.94%
   5     144,008,000       5.01%          8.94%
   6     144,008,000       5.21%          8.94%
   7     144,008,000       5.01%          8.94%
   8     144,008,000       5.21%          8.94%
   9     144,008,000       5.01%          8.94%
  10     144,008,000       5.01%          8.94%
  11     144,008,000       5.66%          8.94%
  12     144,008,000       5.02%          8.94%
  13     144,008,000       5.23%          8.94%
  14     144,008,000       5.02%          8.94%
  15     144,008,000       5.23%          8.94%
  16     144,008,000       5.02%          8.94%
  17     144,008,000       5.02%          8.94%
  18     144,008,000       5.23%          8.94%
  19     144,008,000       5.03%          8.94%
  20     144,008,000       5.24%          8.94%
  21     144,008,000       5.03%          8.94%
  22     144,008,000       5.03%          8.94%
  23     144,008,000       5.69%          8.94%
  24     144,008,000       6.96%          8.94%
  25     144,008,000       7.23%          8.94%
  26     144,008,000       6.96%          8.94%
  27     144,008,000       7.22%          8.94%
  28     144,008,000       6.96%          8.94%
  29     144,008,000       6.95%          8.94%
  30     144,008,000       7.88%          8.94%
  31     144,008,000       7.59%          8.94%
  32     144,008,000       7.88%          8.94%
  33     144,008,000       7.59%          8.94%
  34     144,008,000       7.58%          8.94%
  35     144,008,000       8.18%          8.94%
  36     144,008,000       8.70%          8.94%
  37               0       9.02%          0.00%
  38     133,846,675       8.79%          9.04%
  39               0       9.10%          0.00%
  40     113,831,254       8.75%          9.01%
  41     104,335,511       8.72%          8.98%
--------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       15

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

I.   On each Distribution Date, the Group 1 Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i)  to the holders of the Class A-1 Certificates, Accrued Certificate Interest
     for such Distribution Date;

(ii) to the holders of the Class A-1 Certificates, the Unpaid Interest Shortfall
     Amount, if any, for such Distribution Date; and

(iii) to the holders of the Sequential Certificates, pro rata, the remaining
     Accrued Certificate Interest and remaining Unpaid Interest Shortfall
     Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to II(i) and II(ii) below.

II.  On each Distribution Date, the Group 2 Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i)  to the holders of the Sequential Certificates pro rata, Accrued Certificate
     Interest for such Distribution Date;

(ii) to the holders of the Sequential Certificates, pro rata, the Unpaid
     Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) to the holders of the Class A-1 Certificates, the remaining Accrued
     Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such classes for such Distribution Date to the extent not distributed pursuant to I(i) and I(ii) above.

III. On each Distribution Date, following the distributions made pursuant to clauses I and II above, the Trustee shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group 1 Interest Remittance Amount and Group 2 Interest
     Remittance Amount remaining undistributed for such Distribution Date:

(i)  to the holders of the Class M-1 Certificates, Accrued Certificate Interest
     for such class for such Distribution Date;

(ii) to the holders of the Class M-2 Certificates, Accrued Certificate Interest
     for such class for such Distribution Date;

(iii) to the holders of the Class M-3 Certificates, Accrued Certificate Interest
     for such class for such Distribution Date;

(iv) to the holders of the Class M-4 Certificates, Accrued Certificate Interest
     for such class for such Distribution Date;

(v)  to the holders of the Class M-5 Certificates, Accrued Certificate Interest
     for such class for such Distribution Date;

(vi) to the holders of the Class M-6 Certificates, Accrued Certificate Interest
     for such class for such Distribution Date;

(vii) to the holders of the Class M-7 Certificates, Accrued Certificate Interest
     for such class for such Distribution Date;

(viii) to the holders of the Class M-8 Certificates, Accrued Certificate
     Interest for such class for such Distribution Date;

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       16

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

(ix) to the holders of the Class M-9 Certificates, Accrued Certificate Interest
     for such class for such Distribution Date;

(x)  to the holders of the Class M-10 Certificates, Accrued Certificate Interest
     for such class for such Distribution Date;

(xi) to the holders of the Class B Certificates, Accrued Certificate Interest
     for such class for such Distribution Date; and

(xii) any remainder as described under "Excess Cashflow Distribution."

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       17

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

I.   On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a
     Trigger Event is in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

     first, concurrently, as follows:

(i)  the Group 1 Senior Principal Distribution Amount to the holders of the
     Class A-1 Certificates, until the certificate principal balances thereof have been reduced to zero; and

(ii) the Group 2 Senior Principal Distribution Amount to the holders of the
     Sequential Certificates (allocated among the classes of the Sequential
     Certificates in the priority described above), until the certificate principal balances thereof have been reduced to zero;

     second, concurrently, as follows:

(iii) the Group 1 Senior Principal Distribution Amount, to the holders of the
     Sequential Certificates (allocated among the classes of the Sequential
     Certificates in the priority described above) until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(ii) above; and

(iv) the Group 2 Senior Principal Distribution Amount, to the holders of the
     Class A-1 Certificates until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(i)
     above;

     third, to the Class M-1 Certificates until the certificate principal balance thereof is reduced to zero;

     fourth, to the Class M-2 Certificates until the certificate principal balance thereof is reduced to zero;

     fifth, to the Class M-3 Certificates until the certificate principal balance thereof is reduced to zero;

     sixth, to the Class M-4 Certificates until the certificate principal balance thereof is reduced to zero;

     seventh, to the Class M-5 Certificates until the certificate principal balance thereof is reduced to zero;

     eighth, to the Class M-6 Certificates until the certificate principal balance thereof is reduced to zero;

     ninth, to the Class M-7 Certificates until the certificate principal balance thereof is reduced to zero;

     tenth, to the Class M-8 Certificates until the certificate principal balance thereof is reduced to zero;

     eleventh, to the Class M-9 Certificates until the certificate principal balance thereof is reduced to zero;

     twelfth, to the Class M-10 Certificates until the certificate principal balance thereof is reduced to zero; and

     thirteenth, to the Class B Certificates until the certificate principal balance thereof is reduced to zero.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       18

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

II.  On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

     first, concurrently, as follows:

(i)  the Group 1 Senior Principal Distribution Amount to the holders of the
     Class A-1 Certificates (allocated among the classes of the Class A-1
     Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero; and

(ii) the Group 2 Senior Principal Distribution Amount to the holders of the
     Sequential Certificates (allocated among the classes of the Sequential
     Certificates in the priority described above), until the certificate principal balances thereof have been reduced to zero;

     second, concurrently, as follows:

(iii) the Group 1 Senior Principal Distribution Amount, to the holders of the
     Sequential Certificates (allocated among the classes of the Sequential
     Certificates in the priority described above)until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(ii) above; and

(iv) the Group 2 Senior Principal Distribution Amount, to the holders of the
     Class A-1 Certificates until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(i)
     above;

     third, to the Class M-1 Certificates, the Class M-1 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

     fourth, to the Class M-2 Certificates, the Class M-2 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

     fifth, to the Class M-3 Certificates, the Class M-3 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

     sixth, to the Class M-4 Certificates, the Class M-4 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

     seventh, to the Class M-5 Certificates, the Class M-5 Principal
     Distribution Amount until the certificate principal balance thereof is reduced to zero;

     eighth, to the Class M-6 Certificates, the Class M-6 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

     ninth, to the Class M-7 Certificates, the Class M-7 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

     tenth, the Class M-8 Certificates, the Class M-8 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

     eleventh, to the Class M-9 Certificates, the Class M-9 Principal
     Distribution Amount until the certificate principal balance thereof is reduced to zero;

     twelfth, to the Class M-10 Certificates, the Class M-10 Principal
     Distribution Amount until the certificate principal balance thereof is reduced to zero; and

     thirteenth, to the Class B Certificates, the Class B Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       19

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
--------------------------------------------------------------------------------
On each Distribution Date, any excess cashflow shall be paid as follows:

(i)  to build or maintain the Overcollateralization Amount to the
     Overcollateralization Target Amount;

(ii) to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

(iii) to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

(iv) to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

(v)  to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

(vi) to the Class M-3 Certificates, any Unpaid Interest Shortfall Amount;

(vii) to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

(viii) to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

(ix) to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

(x)  to the Class M-5 Certificates, any Unpaid Interest Shortfall Amount;

(xi) to the Class M-5 Certificates, any Allocated Realized Loss Amount;

(xii) to the Class M-6 Certificates, any Unpaid Interest Shortfall Amount;

(xiii) to the Class M-6 Certificates, any Allocated Realized Loss Amount;

(xiv) to the Class M-7 Certificates, any Unpaid Interest Shortfall Amount;

(xv) to the Class M-7 Certificates, any Allocated Realized Loss Amounts;

(xvi) to the Class M-8 Certificates, any Unpaid Interest Shortfall Amount;

(xvii) to the Class M-8 Certificates, any Allocated Realized Loss Amount;

(xviii) to the Class M-9 Certificates, any Unpaid Interest Shortfall Amount;

(xix) to the Class M-9 Certificates, any Allocated Realized Loss Amount;

(xx) to the Class M-10 Certificates, any Unpaid Interest Shortfall Amount;

(xxi) to the Class M-10 Certificates, any Allocated Realized Loss Amount;

(xxii) to the Class B Certificates, any Unpaid Interest Shortfall Amount;

(xxiii) to the Class B Certificates, any Allocated Realized Loss Amount;

(xxiv) an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class A and Mezzanine Certificates to such Certificates first, pro rata, to the Class A Certificates and second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class
     M-7, Class M-8, Class M-9, Class M-10, and Class B Certificates; and

(xxv) any remaining amounts as described in the Pooling and Servicing Agreement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       20

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
ACCRUED CERTIFICATE INTEREST:      Accrued Certificate Interest for each Class
                                   of Certificates for each Distribution Date
                                   means an amount equal to the interest accrued
                                   during the related accrual period on the
                                   certificate principal balance of such class
                                   of Certificates, minus such class' interest
                                   percentage of prepayment interest (not
                                   covered by the servicer compensating interest
                                   payments) and shortfalls caused by the Relief
                                   Act or similar state laws for such
                                   Distribution Date.

ALLOCATED REALIZED LOSS AMOUNT:    An Allocated Realized Loss Amount with
                                   respect to any class of the Mezzanine
                                   Certificates and any Distribution Date is an
                                   amount equal to the sum of any Realized Loss
                                   allocated to that class of Certificates on
                                   such Distribution Date and any Allocated
                                   Realized Loss Amount for that class remaining
                                   unpaid from the previous Distribution Date.

CLASS B PRINCIPAL DISTRIBUTION     The Class B Principal Distribution Amount is
AMOUNT:                            an amount equal to the excess of (x) the sum
                                   of the aggregate certificate principal
                                   balance of the Class A Certificates (after
                                   taking into account the Senior Principal
                                   Distribution Amount), the Class M-1
                                   Certificates (after taking into account the
                                   Class M-1 Principal Distribution Amount), the
                                   Class M-2 Certificates (after taking into
                                   account the Class M-2 Principal Distribution
                                   Amount), the Class M-3 Certificates (after
                                   taking into account the Class M-3 Principal
                                   Distribution Amount), the Class M-4
                                   Certificates (after taking into account the
                                   Class M-4 Principal Distribution Amount), the
                                   Class M-5 Certificates (after taking into
                                   account the Class M-5 Principal Distribution
                                   Amount), the Class M-6 Certificates (after
                                   taking into account the Class M-6 Principal
                                   Distribution Amount), the Class M-7
                                   Certificates (after taking into account the
                                   Class M-7 Principal Distribution Amount), the
                                   Class M-8 Certificates (after taking into
                                   account the Class M-8 Principal Distribution
                                   Amount), the Class M-9 Certificates (after
                                   taking into account the Class M-9 Principal
                                   Distribution Amount) ), the Class M-10
                                   Certificates (after taking into account the
                                   Class M-10 Principal Distribution Amount) and
                                   the Class B Certificates immediately prior to
                                   such Distribution Date over (y) the lesser of
                                   (A) the product of (i) approximately 98.90%
                                   and (ii) the aggregate principal balance of
                                   the Mortgage Loans as of the last day of the
                                   related collection period after giving effect
                                   to prepayments in the related prepayment
                                   period and (B) the aggregate principal
                                   balance of the Mortgage Loans as of the last
                                   day of the related collection period, minus
                                   the product of (x) 0.50% and (y) the Cut-off
                                   Date Principal Balance.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       21

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
CLASS M-1 PRINCIPAL DISTRIBUTION   The Class M-1 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the Certificate principal balance of
                                   the Class A Certificates (after taking into
                                   account the Senior Principal Distribution
                                   Amount) and the Class M-1 Certificates
                                   immediately prior to such Distribution Date
                                   over (y) the lesser of (A) the product of (i)
                                   approximately 71.30% and (ii) the aggregate
                                   principal balance of the Mortgage Loans as of
                                   the last day of the related collection period
                                   and (B) the aggregate principal balance of
                                   the Mortgage Loans as of the last day of the
                                   related collection period after giving effect
                                   to prepayments in the related prepayment
                                   period, minus the product of (x) 0.50% and
                                   (y) the Cut-off Date Principal Balance.

CLASS M-2 PRINCIPAL DISTRIBUTION   The Class M-2 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the Certificate principal balance of
                                   the Class A Certificates (after taking into
                                   account the Senior Principal Distribution
                                   Amount), the Class M-1 Certificates (after
                                   taking into account the Class M-1 Principal
                                   Distribution Amount) and the Class M-2
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A)
                                   the product of (i) approximately 78.80% and
                                   (ii) the aggregate principal balance of the
                                   Mortgage Loans as of the last day of the
                                   related collection period and (B) the
                                   aggregate principal balance of the Mortgage
                                   Loans as of the last day of the related
                                   collection period after giving effect to
                                   prepayments in the related prepayment period,
                                   minus the product of (x) 0.50% and (y) the
                                   Cut-off Date Principal Balance.

CLASS M-3 PRINCIPAL DISTRIBUTION   The Class M-3 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the Certificate principal balance of
                                   the Class A Certificates (after taking into
                                   account the Senior Principal Distribution
                                   Amount), the Class M-1 Certificates (after
                                   taking into account the Class M-1 Principal
                                   Distribution Amount), the Class M-2
                                   Certificates (after taking into account the
                                   Class M-2 Principal Distribution Amount) and
                                   the Class M-3 Certificates immediately prior
                                   to such Distribution Date over (y) the lesser
                                   of (A) the product of (i) approximately
                                   81.40% and (ii) the aggregate principal
                                   balance of the Mortgage Loans as of the last
                                   day of the related collection period after
                                   giving effect to prepayments in the related
                                   prepayment period and (B) the aggregate
                                   principal balance of the Mortgage Loans as of
                                   the last day of the related collection
                                   period, minus the product of (x) 0.50% and
                                   (y) the Cut-off Date Principal Balance.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       22

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
CLASS M-4 PRINCIPAL DISTRIBUTION   The Class M-4 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the Certificate principal balance of
                                   the Class A Certificates (after taking into
                                   account the Senior Principal Distribution
                                   Amount), the Class M-1 Certificates (after
                                   taking into account the Class M-1 Principal
                                   Distribution Amount), the Class M-2
                                   Certificates (after taking into account the
                                   Class M-2 Principal Distribution Amount), the
                                   Class M-3 Certificates (after taking into
                                   account the Class M-3 Principal Distribution
                                   Amount) and the Class M-4 Certificates
                                   immediately prior to such Distribution Date
                                   over (y) the lesser of (A) the product of (i)
                                   approximately 85.70% and (ii) the aggregate
                                   principal balance of the Mortgage Loans as of
                                   the last day of the related collection period
                                   after giving effect to prepayments in the
                                   related prepayment period and (B) the
                                   aggregate principal balance of the Mortgage
                                   Loans as of the last day of the related
                                   collection period, minus the product of (x)
                                   0.50% and (y) the Cut-off Date Principal
                                   Balance.

CLASS M-5 PRINCIPAL DISTRIBUTION   The Class M-5 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the Certificate principal balance of
                                   the Class A Certificates (after taking into
                                   account the Senior Principal Distribution
                                   Amount), the Class M-1 Certificates (after
                                   taking into account the Class M-1 Principal
                                   Distribution Amount), the Class M-2
                                   Certificates (after taking into account the
                                   Class M-2 Principal Distribution Amount), the
                                   Class M-3 Certificates (after taking into
                                   account the Class M-3 Principal Distribution
                                   Amount), the Class M-4 Certificates (after
                                   taking into account the Class M-4 Principal
                                   Distribution Amount) and the Class M-5
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A)
                                   the product of (i) approximately 88.40% and
                                   (ii) the aggregate principal balance of the
                                   Mortgage Loans as of the last day of the
                                   related collection period after giving effect
                                   to prepayments in the related prepayment
                                   period and (B) the aggregate principal
                                   balance of the Mortgage Loans as of the last
                                   day of the related collection period, minus
                                   the product of (x) 0.50% and (y) the Cut-off
                                   Date Principal Balance.

CLASS M-6 PRINCIPAL DISTRIBUTION   The Class M-6 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the Certificate principal balance of
                                   the Class A Certificates (after taking into
                                   account the Senior Principal Distribution
                                   Amount), the Class M-1 Certificates (after
                                   taking into account the Class M-1 Principal
                                   Distribution Amount), the Class M-2
                                   Certificates (after taking into account the
                                   Class M-2 Principal Distribution Amount), the
                                   Class M-3 Certificates (after taking into
                                   account the Class M-3 Principal Distribution
                                   Amount), the Class M-4 Certificates (after
                                   taking into account the Class M-4 Principal
                                   Distribution Amount), the Class M-5
                                   Certificates (after taking into account the
                                   Class M-5 Principal Distribution Amount) and
                                   the Class M-6 Certificates immediately prior
                                   to such Distribution Date over (y) the lesser
                                   of (A) the product of (i) approximately
                                   90.20% and (ii) the aggregate principal
                                   balance of the Mortgage Loans as of the last
                                   day of the related collection period and (B)
                                   the aggregate principal balance of the
                                   Mortgage Loans as of the last day of the
                                   related collection period after giving effect
                                   to prepayments in the related prepayment
                                   period minus the product of (x) 0.50% and (y)
                                   the Cut-off Date Principal Balance.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       23

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-7 PRINCIPAL DISTRIBUTION   The Class M-7 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the aggregate certificate principal
                                   balance of the Class A Certificates (after
                                   taking into account the Senior Principal
                                   Distribution Amount), the Class M-1
                                   Certificates (after taking into account the
                                   Class M-1 Principal Distribution Amount), the
                                   Class M-2 Certificates (after taking into
                                   account the Class M-2 Principal Distribution
                                   Amount), the Class M-3 Certificates (after
                                   taking into account the Class M-3 Principal
                                   Distribution Amount), the Class M-4
                                   Certificates (after taking into account the
                                   Class M-4 Principal Distribution Amount), the
                                   Class M-5 Certificates (after taking into
                                   account the Class M-5 Principal Distribution
                                   Amount), the Class M-6 Certificates (after
                                   taking into account the Class M-6 Principal
                                   Distribution Amount), and the Class M-7
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A)
                                   the product of (i) approximately 93.20% and
                                   (ii) the aggregate principal balance of the
                                   Mortgage Loans as of the last day of the
                                   related collection period after giving effect
                                   to prepayments in the related prepayment
                                   period and (B) the aggregate principal
                                   balance of the Mortgage Loans as of the last
                                   day of the related collection period after
                                   giving effect to prepayments in the related
                                   prepayment period, minus the product of (x)
                                   0.50% and (y) the Cut-off Date Principal
                                   Balance.

CLASS M-8 PRINCIPAL DISTRIBUTION   The Class M-8 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the aggregate certificate principal
                                   balance of the Class A Certificates (after
                                   taking into account the Senior Principal
                                   Distribution Amount), the Class M-1
                                   Certificates (after taking into account the
                                   Class M-1 Principal Distribution Amount), the
                                   Class M-2 Certificates (after taking into
                                   account the Class M-2 Principal Distribution
                                   Amount), the Class M-3 Certificates (after
                                   taking into account the Class M-3 Principal
                                   Distribution Amount), the Class M-4
                                   Certificates (after taking into account the
                                   Class M-4 Principal Distribution Amount), the
                                   Class M-5 Certificates (after taking into
                                   account the Class M-5 Principal Distribution
                                   Amount), the Class M-6 Certificates (after
                                   taking into account the Class M-6 Principal
                                   Distribution Amount), the Class M-7
                                   Certificates (after taking into account the
                                   Class M-7 Principal Distribution Amount) and
                                   the Class M-8 Certificates immediately prior
                                   to such Distribution Date over (y) the lesser
                                   of (A) the product of (i) approximately
                                   94.20% and (ii) the aggregate principal
                                   balance of the Mortgage Loans as of the last
                                   day of the related collection period after
                                   giving effect to prepayments in the related
                                   prepayment period and (B) the aggregate
                                   principal balance of the Mortgage Loans as of
                                   the last day of the related collection
                                   period, minus the product of (x) 0.50% and
                                   (y) the Cut-off Date Principal Balance.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       24

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-9 PRINCIPAL DISTRIBUTION   The Class M-9 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the aggregate certificate principal
                                   balance of the Class A Certificates (after
                                   taking into account the Senior Principal
                                   Distribution Amount), the Class M-1
                                   Certificates (after taking into account the
                                   Class M-1 Principal Distribution Amount), the
                                   Class M-2 Certificates (after taking into
                                   account the Class M-2 Principal Distribution
                                   Amount), the Class M-3 Certificates (after
                                   taking into account the Class M-3 Principal
                                   Distribution Amount), the Class M-4
                                   Certificates (after taking into account the
                                   Class M-4 Principal Distribution Amount), the
                                   Class M-5 Certificates (after taking into
                                   account the Class M-5 Principal Distribution
                                   Amount), the Class M-6 Certificates (after
                                   taking into account the Class M-6 Principal
                                   Distribution Amount), the Class M-7
                                   Certificates (after taking into account the
                                   Class M-7 Principal Distribution Amount), the
                                   Class M-8 Certificates (after taking into
                                   account the Class M-8 Principal Distribution
                                   Amount), and the Class M-9 Certificates
                                   immediately prior to such Distribution Date
                                   over (y) the lesser of (A) the product of (i)
                                   approximately 96.00% and (ii) the aggregate
                                   principal balance of the Mortgage Loans as of
                                   the last day of the related collection period
                                   after giving effect to prepayments in the
                                   related prepayment period and (B) the
                                   aggregate principal balance of the Mortgage
                                   Loans as of the last day of the related
                                   collection period after giving effect to
                                   prepayments in the related prepayment period,
                                   minus the product of (x) 0.50% and (y) the
                                   Cut-off Date Principal Balance.

CLASS M-10 PRINCIPAL               The Class M-10 Principal Distribution Amount
DISTRIBUTION AMOUNT:               is an amount equal to the excess of (x) the
                                   sum of the aggregate certificate principal
                                   balance of the Class A Certificates (after
                                   taking into account the Senior Principal
                                   Distribution Amount), the Class M-1
                                   Certificates (after taking into account the
                                   Class M-1 Principal Distribution Amount), the
                                   Class M-2 Certificates (after taking into
                                   account the Class M-2 Principal Distribution
                                   Amount), the Class M-3 Certificates (after
                                   taking into account the Class M-3 Principal
                                   Distribution Amount), the Class M-4
                                   Certificates (after taking into account the
                                   Class M-4 Principal Distribution Amount), the
                                   Class M-5 Certificates (after taking into
                                   account the Class M-5 Principal Distribution
                                   Amount), the Class M-6 Certificates (after
                                   taking into account the Class M-6 Principal
                                   Distribution Amount), the Class M-7
                                   Certificates (after taking into account the
                                   Class M-7 Principal Distribution Amount), the
                                   Class M-8 Certificates (after taking into
                                   account the Class M-8 Principal Distribution
                                   Amount), the Class M-9 Certificates (after
                                   taking into account the Class M-9 Principal
                                   Distribution Amount) and the Class M-10
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A)
                                   the product of (i) approximately 97.30% and
                                   (ii) the aggregate principal balance of the
                                   Mortgage Loans as of the last day of the
                                   related collection period after giving effect
                                   to prepayments in the related prepayment
                                   period and (B) the aggregate principal
                                   balance of the Mortgage Loans as of the last
                                   day of the related collection period, minus
                                   the product of (x) 0.50% and (y) the Cut-off
                                   Date Principal Balance.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       25

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

EXTRA PRINCIPAL DISTRIBUTION       The Extra Principal Distribution Amount with
AMOUNT:                            respect to any Distribution Date is the
                                   lesser of (x) the Excess Cashflow for such
                                   Distribution Date and (y) the
                                   Overcollateralization Deficiency Amount for
                                   such Distribution Date.

GROUP 1 INTEREST REMITTANCE        The Group 1 Interest Remittance Amount with
AMOUNT:                            respect to any Distribution Date is that
                                   portion of the Available Funds for such
                                   Distribution Date attributable to interest
                                   received or advanced with respect to the
                                   Group 1 Mortgage Loans.

GROUP 1 PRINCIPAL PERCENTAGE:      The Group 1 Principal Percentage for any
                                   Distribution Date is the percentage
                                   equivalent of a fraction, the numerator of
                                   which is (i) the Group 1 Principal Remittance
                                   Amount for such Distribution Date, and (ii)
                                   the denominator of which is the Principal
                                   Remittance Amount for such Distribution Date.

GROUP 1 PRINCIPAL REMITTANCE       The Group 1 Principal Remittance Amount means
AMOUNT:                            with respect to any Distribution Date, the
                                   sum of (i) all scheduled payments of
                                   principal collected or advanced on the Group
                                   1 Mortgage Loans by the Servicer that were
                                   due during the related collection period,
                                   (ii) the principal portion of all partial and
                                   full principal prepayments of the Group 1
                                   Mortgage Loans applied by the Servicer during
                                   the related prepayment period, (iii) the
                                   principal portion of all related net
                                   liquidation proceeds and insurance proceeds
                                   and recoveries received during the related
                                   prepayment period with respect to the Group 1
                                   Mortgage Loans, (iv) that portion of the
                                   purchase price, representing principal of any
                                   repurchased Group 1 Mortgage Loans, deposited
                                   to the collection account during the related
                                   prepayment period, (v) the principal portion
                                   of any related substitution adjustments
                                   deposited in the collection account during
                                   the related prepayment period with respect to
                                   the Group 1 Mortgage Loans, and (vi) on the
                                   Distribution Date on which the Trust is to be
                                   terminated in accordance with the pooling and
                                   servicing agreement, that portion of the
                                   termination price, representing principal
                                   with respect to the Group 1 Mortgage Loans.

GROUP 2 INTEREST REMITTANCE        The Group 2 Interest Remittance Amount with
AMOUNT:                            respect to any Distribution Date is that
                                   portion of the Available Funds for such
                                   Distribution Date attributable to interest
                                   received or advanced with respect to the
                                   Group 2 Mortgage Loans.

GROUP 1 SENIOR PRINCIPAL           Group 1 Senior Principal Distribution Amount
DISTRIBUTION AMOUNT:               means as of any Distribution Date (i) before
                                   the Stepdown Date or as to which a Trigger
                                   Event is in effect, the lesser of (a) the
                                   certificate principal balance of the Class
                                   A-1 Certificates immediately prior to such
                                   Distribution Date and (b) the Group 1
                                   Principal Percentage of the Principal
                                   Distribution Amount and (ii) on or after the
                                   Stepdown Date and as long as a Trigger Event
                                   is not in effect, the excess of (a) the
                                   certificate principal balance of the Class
                                   A-1 Certificates immediately prior to such
                                   Distribution Date over (b) the lesser of (x)
                                   the product of (1) approximately 61.30% and
                                   (2) the aggregate Principal Balance of the
                                   Group 1 Mortgage Loans as of the last day of
                                   the related collection period and (y) the
                                   amount by which the aggregate principal
                                   balance of the Group 1 Mortgage Loans as of
                                   the last day of the related Collection Period
                                   exceeds the product of (1) 0.50% and (2) the
                                   aggregate principal balance of the Group 1
                                   Mortgage Loans on the Cut-off Date.

GROUP 2 PRINCIPAL PERCENTAGE:      The Group 2 Principal Percentage for any
                                   Distribution Date is the percentage
                                   equivalent of a fraction, the numerator of
                                   which is (i) the Group 2 Principal Remittance
                                   Amount for such Distribution Date, and (ii)
                                   the denominator of which is the Principal
                                   Remittance Amount for such Distribution Date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       26

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

GROUP 2 PRINCIPAL REMITTANCE       The Group 2 Principal Remittance Amount means
AMOUNT:                            with respect to any Distribution Date, the
                                   sum of (i) all scheduled payments of
                                   principal collected or advanced on the Group
                                   2 Mortgage Loans by the Servicer that were
                                   due during the related collection period,
                                   (ii) the principal portion of all partial and
                                   full principal prepayments of the Group 2
                                   Mortgage Loans received by the Servicer
                                   during the related prepayment period, (iii)
                                   the principal portion of all related net
                                   liquidation proceeds and insurance proceeds
                                   and recoveries received during the related
                                   prepayment period with respect to the Group 2
                                   Mortgage Loans, (iv) that portion of the
                                   purchase price, representing principal of any
                                   repurchased Group 2 Mortgage Loans, deposited
                                   to the collection account during the related
                                   prepayment period, (v) the principal portion
                                   of any related substitution adjustments
                                   deposited in the collection account during
                                   the related prepayment period with respect to
                                   the Group 2 Mortgage Loans and (vi) on the
                                   Distribution Date on which the Trust is to be
                                   terminated in accordance with the pooling and
                                   servicing agreement, that portion of the
                                   termination price, representing principal
                                   with respect to the Group 2 Mortgage Loans.

GROUP 2 SENIOR PRINCIPAL           Group 2 Senior Principal Distribution Amount
DISTRIBUTION AMOUNT:               means as of any Distribution Date (i) before
                                   the Stepdown Date or as to which a Trigger
                                   Event is in effect, the lesser of (a) the
                                   aggregate certificate principal balance of
                                   the Sequential Certificates immediately prior
                                   to such Distribution Date and (b) the Group 2
                                   Principal Percentage of the Principal
                                   Distribution Amount and (ii) on or after the
                                   Stepdown Date and as long as a Trigger Event
                                   is not in effect, the excess of (a) the
                                   certificate principal balance of the
                                   Sequential Certificates immediately prior to
                                   such Distribution Date over (b) the lesser of
                                   (x) the product of (1) approximately 61.30%
                                   and (2) the aggregate Principal Balance of
                                   the Group 2 Mortgage Loans as of the last day
                                   of the related collection period and (y) the
                                   amount by which the aggregate principal
                                   balance of the Group 2 Mortgage Loans as of
                                   the last day of the related Collection Period
                                   exceeds the product of (1) 0.50% and (2) the
                                   aggregate principal balance of the Group 2
                                   Mortgage Loans on the Cut-off Date.

GROUP SUBORDINATE AMOUNT:          With respect to any Distribution Date and
                                   each of the Group 1 and Group 2 Mortgage
                                   Loans, the excess of the principal balance of
                                   the Mortgage Loans for such group over the
                                   class principal balance of the Class A-1
                                   Certificates in the case of the Group 1
                                   Mortgage Loans and the Sequential
                                   Certificates in the case of the Group 2
                                   Mortgage Loans immediately prior to such
                                   date.

INTEREST ACCRUAL PERIOD:           The Interest Accrual Period for each
                                   Distribution Date with respect to the
                                   Certificates will be the period beginning
                                   with the previous Distribution Date (or, in
                                   the case of the first Distribution Date, the
                                   Closing Date) and ending on the day prior to
                                   such Distribution Date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       27

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------

PRINCIPAL REMITTANCE AMOUNT:       The Principal Remittance Amount is the sum of
                                   the Group 1 Principal Remittance Amount and
                                   the Group 2 Principal Remittance Amount.

PRINCIPAL DISTRIBUTION AMOUNT:     The Principal Distribution Amount is the sum
                                   of the Principal Remittance Amount (minus the
                                   Overcollateralization Release Amount, if any)
                                   and the Extra Principal Distribution Amount,
                                   if any.

REALIZED LOSSES:                   A Realized Loss is (i) as to any Mortgage
                                   Loan that is liquidated, the unpaid principal
                                   balance thereof less the net proceeds from
                                   the liquidation of, and any insurance
                                   proceeds from, such Mortgage Loan and the
                                   related mortgaged property which are applied
                                   to the principal balance of such Mortgage
                                   Loan, (ii) to the extent of the amount of any
                                   reduction of principal balance by a
                                   bankruptcy court of the mortgaged property at
                                   less than the amount of the Mortgage Loan and
                                   (iii) a reduction in the principal balance of
                                   a Mortgage Loan resulting from a modification
                                   by the Servicer.

                                   All Realized Losses on the Mortgage Loans
                                   will be allocated on each Distribution Date,
                                   first to the Excess Cashflow, second in
                                   reduction of the Overcollateralization
                                   Amount, third to the Class B Certificates,
                                   fourth to the Class M-10 Certificates, fifth
                                   to the Class M-9 Certificates, sixth to the
                                   Class M-8 Certificates, seventh to the Class
                                   M-7 Certificates, eighth to the Class M-6
                                   Certificates, ninth to the M-5 Certificates,
                                   tenth to the M-4 Certificates, eleventh to
                                   the M-3 Certificates, twelfth to the M-2 and
                                   thirteenth to M-1 Certificates. An allocation
                                   of any Realized Losses to a Mezzanine
                                   Certificate on any Distribution Date will be
                                   made by reducing the certificate principal
                                   balance thereof, after taking into account
                                   all distributions made thereon on such
                                   Distribution Date. Realized Losses will not
                                   be allocated to the Class A-1 or Sequential
                                   Certificates. However, it is possible that
                                   under certain loss scenarios there will not
                                   be enough principal and interest on the
                                   Mortgage Loans to pay the Class A-1 and
                                   Sequential Certificates all interest and
                                   principal amounts to which such Certificates
                                   are then entitled.

SENIOR PRINCIPAL DISTRIBUTION      The Senior Principal Distribution Amount is
AMOUNT:                            an amount equal to the sum of (i) the Group 1
                                   Senior Principal Distribution Amount and (ii)
                                   the Group 2 Senior Principal Distribution
                                   Amount

UNPAID INTEREST SHORTFALL          The Unpaid Interest Shortfall Amount means
AMOUNT:                            (i) for each class of Certificates and the
                                   first Distribution Date, zero, and (ii) with
                                   respect to each class of Certificates and any
                                   Distribution Date after the first
                                   Distribution Date, the amount, if any, by
                                   which (a) the sum of (1) Accrued Certificate
                                   Interest for such class for the immediately
                                   preceding Distribution Date and (2) the
                                   outstanding Unpaid Interest Shortfall Amount,
                                   if any, for such class for such preceding
                                   Distribution Date exceeds (b) the aggregate
                                   amount distributed on such class in respect
                                   of interest on such preceding Distribution
                                   Date, plus interest on the amount of interest
                                   due but not paid on the Certificates of such
                                   class on such preceding Distribution Date, to
                                   the extent permitted by law, at the
                                   Pass-Through Rate for such class for the
                                   related accrual period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       28

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                   TO MATURITY
--------------------------------------------------------------------------------

CLASS A-2A (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC            0%|0%       50%|50%     75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-----------------------------------------------------------------------------------------------------------------

Average Life (yrs.)          12.14        1.52         1.19        1.00         0.87         0.77         0.70
First Principal Date       5/25/2005    5/25/2005   5/25/2005    5/25/2005    5/25/2005    5/25/2005    5/25/2005
Last Principal Date        3/25/2023   10/25/2007   3/25/2007   12/25/2006    9/25/2006    7/25/2006    6/25/2006
Payment Windows (mos.)        215          30           23          20           17           15           14
CLASS A-2B (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC            0%|0%       50%|50%     75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-----------------------------------------------------------------------------------------------------------------
Average Life (yrs.)          23.60        5.53         3.88        3.00         2.37         1.96         1.76
First Principal Date       3/25/2023   10/25/2007   3/25/2007   12/25/2006    9/25/2006    7/25/2006    6/25/2006
Last Principal Date        2/25/2034    8/25/2017   9/25/2013    8/25/2011    4/25/2010    2/25/2008   10/25/2007
Payment Windows (mos.)        132          119          79          57           44           20           17
CLASS A-2C (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC            0%|0%       50%|50%     75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-----------------------------------------------------------------------------------------------------------------
Average Life (yrs.)          29.41        16.47       11.37        8.48         6.66         4.43         2.60
First Principal Date       2/25/2034    8/25/2017   9/25/2013    8/25/2011    4/25/2010    2/25/2008   10/25/2007
Last Principal Date        3/25/2035    1/25/2030   4/25/2023   10/25/2018   11/25/2015   10/25/2013    1/25/2008
Payment Windows (mos.)         14          150         116          87           68           69            4
CLASS M-1 (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC            0%|0%       50%|50%     75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-----------------------------------------------------------------------------------------------------------------
Average Life (yrs.)          26.85        9.33         6.44        5.01         4.47         4.72         4.65
First Principal Date       5/25/2028   10/25/2009   6/25/2008    7/25/2008   11/25/2008    4/25/2009    2/25/2008
Last Principal Date        2/25/2035    5/25/2027   1/25/2021    2/25/2017    7/25/2014   10/25/2012    7/25/2012
Payment Windows (mos.)         82          212         152          104          69           43           54
CLASS M-2 (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC            0%|0%       50%|50%     75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-----------------------------------------------------------------------------------------------------------------
Average Life (yrs.)          26.85        9.28         6.41        4.95         4.29         4.13         4.04
First Principal Date       5/25/2028   10/25/2009   6/25/2008    6/25/2008    9/25/2008   11/25/2008   11/25/2008
Last Principal Date        1/25/2035   11/25/2025   9/25/2019    1/25/2016    9/25/2013    2/25/2012   12/25/2010
Payment Windows (mos.)         81          194         136          92           61           40           26
CLASS M-3 (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC            0%|0%       50%|50%     75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
-----------------------------------------------------------------------------------------------------------------
Average Life (yrs.)          26.84        9.24         6.37        4.91         4.20         3.93         3.71
First Principal Date       5/25/2028   10/25/2009   6/25/2008    6/25/2008    8/25/2008   10/25/2008   10/25/2008
Last Principal Date        1/25/2035    7/25/2024   9/25/2018    4/25/2015    2/25/2013    8/25/2011    7/25/2010
Payment Windows (mos.)         81          178         124          83           55           35           22

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       29

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                   TO MATURITY
--------------------------------------------------------------------------------

CLASS M-4 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%   125%|125%     150%|150%    175%|175%
-------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)           26.84        9.19         6.34         4.88         4.16         3.84         3.56
First Principal Date        5/25/2028   10/25/2009    6/25/2008    6/25/2008    7/25/2008    8/25/2008    7/25/2008
Last Principal Date        12/25/2034   12/25/2023    4/25/2018   12/25/2014   11/25/2012    6/25/2011    5/25/2010
Payment Windows (mos.)         80           171          119          79           53           35           23
CLASS M-5 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%   125%|125%     150%|150%    175%|175%
-------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)           26.84        9.12         6.28         4.83         4.10         3.74         3.43
First Principal Date        5/25/2028   10/25/2009    6/25/2008    5/25/2008   6/25/2008     8/25/2008    6/25/2008
Last Principal Date        11/25/2034   10/25/2022    5/25/2017    4/25/2014   5/25/2012     1/25/2011    1/25/2010
Payment Windows (mos.)         79           157          108          72           48           30           20
CLASS M-6 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%   125%|125%     150%|150%    175%|175%
-------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)           26.83        9.05         6.23         4.78         4.04         3.67         3.36
First Principal Date        5/25/2028   10/25/2009    6/25/2008    5/25/2008    6/25/2008    7/25/2008    5/25/2008
Last Principal Date        10/25/2034   11/25/2021    9/25/2016   10/25/2013   12/25/2011    9/25/2010   10/25/2009
Payment Windows (mos.)         78           146          100          66           43           27           18
CLASS M-7 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%   125%|125%     150%|150%    175%|175%
-------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)           26.81        8.91         6.14         4.71         3.99         3.60         3.27
First Principal Date        5/25/2028   10/25/2009    6/25/2008    5/25/2008   6/25/2008     6/25/2008    4/25/2008
Last Principal Date         9/25/2034    1/25/2021    2/25/2016    5/25/2013   8/25/2011     6/25/2010    8/25/2009
Payment Windows (mos.)         77           136          93           61           39           25           17
CLASS M-8 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%   125%|125%     150%|150%    175%|175%
-------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)           26.78        8.74         6.01         4.62         3.89         3.52         3.18
First Principal Date        5/25/2028   10/25/2009    6/25/2008    5/25/2008    5/25/2008    6/25/2008    4/25/2008
Last Principal Date         6/25/2034    5/25/2019   11/25/2014    6/25/2012   12/25/2010   12/25/2009    3/25/2009
Payment Windows (mos.)         74           116          78           50           32           19           12
CLASS M-9 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%   125%|125%     150%|150%    175%|175%
-------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)           26.73        8.51         5.85         4.51         3.80         3.44         3.12
First Principal Date        5/25/2028   10/25/2009    6/25/2008    5/25/2008   5/25/2008     5/25/2008    4/25/2008
Last Principal Date         4/25/2034    8/25/2018    5/25/2014    2/25/2012   9/25/2010     9/25/2009    1/25/2009
Payment Windows (mos.)         72           107          72           46           29           17           10
CLASS M-10 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%       50%|50%      75%|75%     100%|100%   125%|125%     150%|150%    175%|175%
-------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)           26.59        8.04         5.53         4.28         3.62         3.26         2.97
First Principal Date        5/25/2028   10/25/2009    6/25/2008    5/25/2008    5/25/2008    5/25/2008    3/25/2008
Last Principal Date        11/25/2033   10/25/2016    2/25/2013    3/25/2011   12/25/2009    2/25/2009    7/25/2008
Payment Windows (mos.)         67           85           57           35           20           10            5

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       30

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                     TO CALL
--------------------------------------------------------------------------------

CLASS A-2A (TO CALL)
----------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC          0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
----------------------------------------------------------------------------------------------------------------

Average Life (yrs.)        12.14        1.52          1.19        1.00         0.87         0.77         0.70
First Principal Date     5/25/2005    5/25/2005    5/25/2005    5/25/2005    5/25/2005    5/25/2005    5/25/2005
Last Principal Date      3/25/2023   10/25/2007    3/25/2007   12/25/2006    9/25/2006    7/25/2006    6/25/2006
Payment Windows (mos.)      215          30            23          20           17           15           14
CLASS A-2B (TO CALL)
----------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC          0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
----------------------------------------------------------------------------------------------------------------
Average Life (yrs.)        23.60        5.53          3.88        3.00         2.37         1.96         1.76
First Principal Date     3/25/2023   10/25/2007    3/25/2007   12/25/2006    9/25/2006    7/25/2006    6/25/2006
Last Principal Date      2/25/2034    8/25/2017    9/25/2013    8/25/2011    4/25/2010    2/25/2008   10/25/2007
Payment Windows (mos.)      132          119           79          57           44           20           17
CLASS A-2C (TO CALL)
----------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC          0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
----------------------------------------------------------------------------------------------------------------
Average Life (yrs.)        28.91        12.57         8.57        6.41         5.07         3.44         2.60
First Principal Date     2/25/2034    8/25/2017    9/25/2013    8/25/2011    4/25/2010    2/25/2008   10/25/2007
Last Principal Date      3/25/2034   11/25/2017   11/25/2013    9/25/2011    5/25/2010    6/25/2009    1/25/2008
Payment Windows (mos.)       2            4            3            2            2           17            4
CLASS M-1 (TO CALL)
----------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC          0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
----------------------------------------------------------------------------------------------------------------
Average Life (yrs.)        26.75        8.54          5.87        4.59         4.14         4.15         3.37
First Principal Date     5/25/2028   10/25/2009    6/25/2008    7/25/2008   11/25/2008    4/25/2009    2/25/2008
Last Principal Date      3/25/2034   11/25/2017   11/25/2013    9/25/2011    5/25/2010    6/25/2009   11/25/2008
Payment Windows (mos.)       71          98            66          39           19            3           10
CLASS M-2 (TO CALL)
----------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC          0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
----------------------------------------------------------------------------------------------------------------
Average Life (yrs.)        26.75        8.54          5.87        4.56         3.99         3.89         3.58
First Principal Date     5/25/2028   10/25/2009    6/25/2008    6/25/2008    9/25/2008   11/25/2008   11/25/2008
Last Principal Date      3/25/2034   11/25/2017   11/25/2013    9/25/2011    5/25/2010    6/25/2009   11/25/2008
Payment Windows (mos.)       71          98            66          40           21            8            1
CLASS M-3 (TO CALL)
----------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC          0%|0%       50%|50%      75%|75%     100%|100%    125%|125%    150%|150%    175%|175%
----------------------------------------------------------------------------------------------------------------
Average Life (yrs.)        26.75        8.54          5.87        4.54         3.92         3.71         3.54
First Principal Date     5/25/2028   10/25/2009    6/25/2008    6/25/2008    8/25/2008   10/25/2008   10/25/2008
Last Principal Date      3/25/2034   11/25/2017   11/25/2013    9/25/2011    5/25/2010    6/25/2009   11/25/2008
Payment Windows (mos.)       71          98            66          40           22            9            2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       31

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                     TO CALL
--------------------------------------------------------------------------------

CLASS M-4 (TO CALL)
---------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC           0%|0%       50%|50%      75%|75%    100%|100%    125%|125%   150%|150%    175%|175%
---------------------------------------------------------------------------------------------------------------

Average Life (yrs.)         26.75        8.54         5.87         4.54        3.89         3.63        3.41
First Principal Date      5/25/2028   10/25/2009   6/25/2008    6/25/2008    7/25/2008   8/25/2008    7/25/2008
Last Principal Date       3/25/2034   11/25/2017   11/25/2013   9/25/2011    5/25/2010   6/25/2009   11/25/2008
Payment Windows (mos.)       71           98           66           40          23           11           5
CLASS M-5 (TO CALL)
---------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC           0%|0%       50%|50%      75%|75%    100%|100%    125%|125%   150%|150%    175%|175%
---------------------------------------------------------------------------------------------------------------
Average Life (yrs.)         26.75        8.54         5.87         4.53        3.87         3.56        3.30
First Principal Date      5/25/2028   10/25/2009   6/25/2008    5/25/2008    6/25/2008   8/25/2008    6/25/2008
Last Principal Date       3/25/2034   11/25/2017   11/25/2013   9/25/2011    5/25/2010   6/25/2009   11/25/2008
Payment Windows (mos.)       71           98           66           41          24           11           6
CLASS M-6 (TO CALL)
---------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC           0%|0%       50%|50%      75%|75%    100%|100%    125%|125%   150%|150%    175%|175%
---------------------------------------------------------------------------------------------------------------
Average Life (yrs.)         26.75        8.54         5.87         4.52        3.84         3.51        3.25
First Principal Date      5/25/2028   10/25/2009   6/25/2008    5/25/2008    6/25/2008   7/25/2008    5/25/2008
Last Principal Date       3/25/2034   11/25/2017   11/25/2013   9/25/2011    5/25/2010   6/25/2009   11/25/2008
Payment Windows (mos.)       71           98           66           41          24           12           7
CLASS M-7 (TO CALL)
---------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC           0%|0%       50%|50%      75%|75%    100%|100%    125%|125%   150%|150%    175%|175%
---------------------------------------------------------------------------------------------------------------
Average Life (yrs.)        26.75         8.54         5.87         4.52        3.84         3.48        3.19
First Principal Date      5/25/2028   10/25/2009   6/25/2008    5/25/2008    6/25/2008   6/25/2008    4/25/2008
Last Principal Date       3/25/2034   11/25/2017   11/25/2013   9/25/2011    5/25/2010   6/25/2009   11/25/2008
Payment Windows (mos.)       71           98           66           41          24           13           8
CLASS M-8 (TO CALL)
---------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC           0%|0%       50%|50%      75%|75%    100%|100%    125%|125%   150%|150%    175%|175%
---------------------------------------------------------------------------------------------------------------
Average Life (yrs.)         26.75        8.54         5.87         4.52        3.81         3.45        3.14
First Principal Date      5/25/2028   10/25/2009    6/25/2008   5/25/2008    5/25/2008   6/25/2008    4/25/2008
Last Principal Date       3/25/2034   11/25/2017   11/25/2013   9/25/2011    5/25/2010   6/25/2009   11/25/2008
Payment Windows (mos.)       71           98           66           41          25           13           8
CLASS M-9 (TO CALL)
---------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC           0%|0%       50%|50%      75%|75%    100%|100%    125%|125%   150%|150%    175%|175%
---------------------------------------------------------------------------------------------------------------
Average Life (yrs.)         26.73        8.48         5.83         4.49        3.78         3.43        3.12
First Principal Date      5/25/2028   10/25/2009    6/25/2008   5/25/2008    5/25/2008   5/25/2008    4/25/2008
Last Principal Date       3/25/2034   11/25/2017   11/25/2013   9/25/2011    5/25/2010   6/25/2009   11/25/2008
Payment Windows (mos.)       71           98           66           41          25           14           8
CLASS M-10 (TO CALL)
---------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC           0%|0%       50%|50%      75%|75%    100%|100%    125%|125%   150%|150%    175%|175%
---------------------------------------------------------------------------------------------------------------
Average Life (yrs.)         26.59        8.04         5.53         4.28        3.62         3.26        2.97
First Principal Date      5/25/2028   10/25/2009   6/25/2008    5/25/2008    5/25/2008   5/25/2008    3/25/2008
Last Principal Date      11/25/2033   10/25/2016   2/25/2013    3/25/2011   12/25/2009   2/25/2009    7/25/2008
Payment Windows (mos.)       67           85           57           35          20           10           5

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       32

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

---------------------------------------------------------
                   NET WAC CAP SCHEDULE
                  SEQUENTIAL CERTIFICATES
---------------------------------------------------------
                      NET WAC   NET WAC    EFFECTIVE NET
PERIOD    PAY DATE    RATE(1)   RATE(2)   WAC RATE(2) (3)
---------------------------------------------------------
   1      5/25/2005    6.66%      6.66%        10.00%
   2      6/25/2005    5.80%      5.80%        10.00%
   3      7/25/2005    5.99%      5.99%        10.00%
   4      8/25/2005    5.80%      5.80%        10.00%
   5      9/25/2005    5.80%      5.80%        10.00%
   6     10/25/2005    5.99%      5.99%        10.00%
   7     11/25/2005    5.80%      5.80%        10.00%
   8     12/25/2005    5.99%      5.99%        10.00%
   9      1/25/2006    5.80%      5.80%        10.00%
  10      2/25/2006    5.80%      5.80%        10.00%
  11      3/25/2006    6.42%      6.42%        10.00%
  12      4/25/2006    5.81%      5.81%        10.00%
  13      5/25/2006    6.00%      6.00%        10.00%
  14      6/25/2006    5.81%      5.81%        10.00%
  15      7/25/2006    6.00%      6.00%        10.00%
  16      8/25/2006    5.81%      5.81%        10.00%
  17      9/25/2006    5.81%      5.81%        10.00%
  18     10/25/2006    6.00%      6.01%        10.00%
  19     11/25/2006    5.81%      5.81%        10.00%
  20     12/25/2006    6.00%      6.01%        10.00%
  21      1/25/2007    5.81%      5.81%        10.00%
  22      2/25/2007    5.81%      5.81%        10.00%
  23      3/25/2007    6.43%      6.44%        10.00%
  24      4/25/2007    7.53%      7.87%        10.00%
  25      5/25/2007    7.78%      8.13%        10.00%
  26      6/25/2007    7.53%      7.87%        10.00%
  27      7/25/2007    7.77%      8.13%        10.00%
  28      8/25/2007    7.52%      7.86%        10.00%
  29      9/25/2007    7.52%      7.86%        10.00%
  30     10/25/2007    7.77%      8.83%        10.00%
  31     11/25/2007    7.52%      8.55%        10.00%
  32     12/25/2007    7.77%      8.83%        10.00%
  33      1/25/2008    7.52%      8.54%        10.00%
  34      2/25/2008    7.52%      8.54%        10.00%
  35      3/25/2008    8.03%      9.13%        10.00%
  36      4/25/2008    7.93%      9.70%        10.00%
  37      5/25/2008    8.19%     10.02%        10.02%
  38      6/25/2008    7.93%      9.69%        10.00%
  39      7/25/2008    8.19%     10.01%        10.01%
  40      8/25/2008    7.92%      9.68%        10.00%
  41      9/25/2008    7.92%      9.68%        10.00%
  42     10/25/2008    8.18%     10.86%        10.86%
  43     11/25/2008    7.92%     10.50%        10.50%
  44     12/25/2008    8.18%     10.85%        10.85%
  45      1/25/2009    7.91%     10.49%        10.49%
  46      2/25/2009    7.91%     10.49%        10.49%
  47      3/25/2009    8.76%     11.61%        11.61%
  48      4/25/2009    7.91%     10.64%        10.64%
  49      5/25/2009    8.17%     10.99%        10.99%
  50      6/25/2009    7.91%     10.63%        10.63%
  51      7/25/2009    8.17%     10.98%        10.98%
  52      8/25/2009    7.90%     10.62%        10.62%
  53      9/25/2009    7.90%     10.62%        10.62%
  54     10/25/2009    8.16%     11.13%        11.13%
  55     11/25/2009    7.90%     10.76%        10.76%
  56     12/25/2009    8.16%     11.11%        11.11%
  57      1/25/2010    7.89%     10.75%        10.75%
  58      2/25/2010    7.89%     10.75%        10.75%
  59      3/25/2010    8.73%     11.89%        11.89%
  60      4/25/2010    8.02%     10.91%        10.91%
  61      5/25/2010    8.29%     11.27%        11.27%
  62      6/25/2010    8.02%     10.90%        10.90%
  63      7/25/2010    8.28%     11.25%        11.25%
  64      8/25/2010    8.01%     10.88%        10.88%
  65      9/25/2010    8.01%     10.88%        10.88%
  66     10/25/2010    8.28%     11.29%        11.29%
  67     11/25/2010    8.01%     10.92%        10.92%
  68     12/25/2010    8.27%     11.28%        11.28%
  69      1/25/2011    8.00%     10.91%        10.91%
  70      2/25/2011    8.00%     10.90%        10.90%
  71      3/25/2011    8.85%     12.07%        12.07%
  72      4/25/2011    7.99%     10.95%        10.95%
  73      5/25/2011    8.26%     11.31%        11.31%
  74      6/25/2011    7.99%     10.93%        10.93%
  75      7/25/2011    8.25%     11.29%        11.29%
  76      8/25/2011    7.98%     10.92%        10.92%
  77      9/25/2011    7.98%     10.91%        10.91%
---------------------------------------------------------

(1)  Assumes 6-month LIBOR at 3.40% and is run at the pricing speed to call.
(2)  Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.
(3)  Assumes 1-month LIBOR equals 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       33

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------
                   NET WAC CAP SCHEDULE
                  MEZZANINE CERTIFICATES
--------------------------------------------------------
                      NET WAC   NET WAC    EFFECTIVE NET
PERIOD    PAY DATE    RATE(1)   RATE(2)   WAC RATE(2)(3)
--------------------------------------------------------
   1      5/25/2005    6.96%      6.96%       10.00%
   2      6/25/2005    6.07%      6.07%       10.00%
   3      7/25/2005    6.27%      6.27%       10.00%
   4      8/25/2005    6.07%      6.07%       10.00%
   5      9/25/2005    6.07%      6.07%       10.00%
   6     10/25/2005    6.27%      6.27%       10.00%
   7     11/25/2005    6.07%      6.07%       10.00%
   8     12/25/2005    6.27%      6.27%       10.00%
   9      1/25/2006    6.07%      6.07%       10.00%
  10      2/25/2006    6.07%      6.07%       10.00%
  11      3/25/2006    6.72%      6.72%       10.00%
  12      4/25/2006    6.08%      6.08%       10.00%
  13      5/25/2006    6.29%      6.29%       10.00%
  14      6/25/2006    6.08%      6.08%       10.00%
  15      7/25/2006    6.28%      6.29%       10.00%
  16      8/25/2006    6.08%      6.08%       10.00%
  17      9/25/2006    6.08%      6.08%       10.00%
  18     10/25/2006    6.29%      6.29%       10.00%
  19     11/25/2006    6.09%      6.09%       10.00%
  20     12/25/2006    6.29%      6.30%       10.00%
  21      1/25/2007    6.09%      6.09%       10.00%
  22      2/25/2007    6.09%      6.09%       10.00%
  23      3/25/2007    6.74%      6.75%       10.00%
  24      4/25/2007    7.62%      8.02%       10.00%
  25      5/25/2007    7.87%      8.29%       10.00%
  26      6/25/2007    7.61%      8.02%       10.00%
  27      7/25/2007    7.86%      8.28%       10.00%
  28      8/25/2007    7.61%      8.02%       10.00%
  29      9/25/2007    7.61%      8.01%       10.00%
  30     10/25/2007    7.86%      8.94%       10.00%
  31     11/25/2007    7.60%      8.65%       10.00%
  32     12/25/2007    7.86%      8.94%       10.00%
  33      1/25/2008    7.60%      8.65%       10.00%
  34      2/25/2008    7.60%      8.64%       10.00%
  35      3/25/2008    8.12%      9.24%       10.00%
  36      4/25/2008    8.00%      9.76%       10.00%
  37      5/25/2008    8.26%     10.08%       10.08%
  38      6/25/2008    7.99%      9.75%       10.00%
  39      7/25/2008    8.26%     10.07%       10.07%
  40      8/25/2008    7.99%      9.74%       10.00%
  41      9/25/2008    7.99%      9.74%       10.00%
  42     10/25/2008    8.25%     10.87%       10.87%
  43     11/25/2008    7.98%     10.51%       10.51%
  44     12/25/2008    8.24%     10.85%       10.85%
  45      1/25/2009    7.98%     10.50%       10.50%
  46      2/25/2009    7.97%     10.49%       10.49%
  47      3/25/2009    8.82%     11.61%       11.61%
  48      4/25/2009    7.97%     10.64%       10.64%
  49      5/25/2009    8.23%     10.98%       10.98%
  50      6/25/2009    7.96%     10.62%       10.62%
  51      7/25/2009    8.22%     10.97%       10.97%
  52      8/25/2009    7.96%     10.61%       10.61%
  53      9/25/2009    7.95%     10.60%       10.60%
  54     10/25/2009    8.22%     11.11%       11.11%
  55     11/25/2009    7.95%     10.74%       10.74%
  56     12/25/2009    8.21%     11.09%       11.09%
  57      1/25/2010    7.94%     10.72%       10.72%
  58      2/25/2010    7.94%     10.72%       10.72%
  59      3/25/2010    8.79%     11.86%       11.86%
  60      4/25/2010    8.04%     10.84%       10.84%
  61      5/25/2010    8.30%     11.19%       11.19%
  62      6/25/2010    8.03%     10.82%       10.82%
  63      7/25/2010    8.30%     11.17%       11.17%
  64      8/25/2010    8.03%     10.80%       10.80%
  65      9/25/2010    8.02%     10.79%       10.79%
  66     10/25/2010    8.29%     11.19%       11.19%
  67     11/25/2010    8.02%     10.82%       10.82%
  68     12/25/2010    8.28%     11.17%       11.17%
  69      1/25/2011    8.01%     10.80%       10.80%
  70      2/25/2011    8.01%     10.79%       10.79%
  71      3/25/2011    8.86%     11.94%       11.94%
  72      4/25/2011    8.00%     10.82%       10.82%
  73      5/25/2011    8.26%     11.17%       11.17%
  74      6/25/2011    7.99%     10.80%       10.80%
  75      7/25/2011    8.25%     11.15%       11.15%
  76      8/25/2011    7.98%     10.78%       10.78%
  77      9/25/2011    7.98%     10.76%       10.76%
--------------------------------------------------------

(1)  Assumes 6-month LIBOR at 3.40%, and is run at the pricing speed to call.
(2)  Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.
(3)  Assumes 1-month LIBOR equals 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       34

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                BREAKEVEN LOSSES
--------------------------------------------------------------------------------

                                           STATIC LIBOR                FWD LIBOR
--------------------------------------------------------------------------------------
CLASS   FITCH    S&P   CPN TYPE        CDR BREAK       CUM LOSS   CDR BREAK   CUM LOSS
--------------------------------------------------------------------------------------

 M1       AA+    AA+     Float          23.58%          20.06%      20.96%     18.55%
 M2       AA     AA      Float          18.36%          16.91%      15.96%     15.28%
 M3       AA-    AA-     Float          16.72%          15.81%      14.39%     14.14%
 M4       A+     A+      Float          14.15%          13.96%      11.94%     12.24%
 M5        A      A      Float          12.62%          12.78%      10.47%     11.01%
 M6       A-     A-      Float          11.61%          11.96%       9.50%     10.17%
 M7      BBB+   BBB+     Float           9.89%          10.51%       7.87%      8.68%
 M8      BBB+   BBB      Float           9.23%           9.92%       7.27%      8.11%
 M9      BBB-   BBB-     Float           8.17%           8.95%       6.28%      7.14%
M10      BBB-   BB+      Float           7.46%           8.28%       5.64%      6.49%
 B                                Not Offered HereBy
--------------------------------------------------------------------------------------

ASSUMPTIONS:

40% loss severity
12 month delay
Trigger failing
Run to maturity
Defaults are in addition to prepayments
Run at 100 PPC for fixed rate loans, 100 PPC for ARM loans
"Break" is first dollar of principal loss

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       35

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$755,659,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  EXCESS SPREAD
--------------------------------------------------------------------------------

----------------------------------------------------------
                      STATIC   FORWARD   FORWARD   FORWARD
                      ------   -------   -------   -------
                        XS        XS        1M        6M
                      ------   -------   -------   -------
PERIOD     PAYDATE    SPREAD    SPREAD    LIBOR     LIBOR
------   ----------   ------   -------   -------   -------
   1      5/25/2005     338      338     2.8700%   3.4000%
   2      6/25/2005     296      266     3.1679%   3.5796%
   3      7/25/2005     306      265     3.3005%   3.7389%
   4      8/25/2005     296      238     3.4491%   3.8872%
   5      9/25/2005     296      220     3.6312%   4.0130%
   6     10/25/2005     306      210     3.8673%   4.1366%
   7     11/25/2005     296      190     3.9360%   4.2195%
   8     12/25/2005     306      192     4.0506%   4.2548%
   9      1/25/2006     295      163     4.2039%   4.2795%
  10      2/25/2006     295      164     4.1866%   4.2860%
  11      3/25/2006     326      191     4.3612%   4.3067%
  12      4/25/2006     295      147     4.3683%   4.3065%
  13      5/25/2006     305      183     4.1382%   4.3077%
  14      6/25/2006     295      163     4.1924%   4.3624%
  15      7/25/2006     304      172     4.2450%   4.4133%
  16      8/25/2006     294      152     4.2991%   4.4646%
  17      9/25/2006     293      147     4.3482%   4.5153%
  18     10/25/2006     303      157     4.3989%   4.5631%
  19     11/25/2006     292      137     4.4495%   4.6110%
  20     12/25/2006     302      147     4.4994%   4.6227%
  21      1/25/2007     291      127     4.5450%   4.6297%
  22      2/25/2007     290      121     4.5948%   4.6341%
  23      3/25/2007     321      164     4.6402%   4.6351%
  24      4/25/2007     446      303     4.6794%   4.6342%
  25      5/25/2007     456      335     4.5108%   4.6287%
  26      6/25/2007     444      314     4.5407%   4.6589%
  27      7/25/2007     454      327     4.5704%   4.6866%
  28      8/25/2007     441      306     4.6005%   4.7177%
  29      9/25/2007     440      302     4.6295%   4.7455%
  30     10/25/2007     450      364     4.6554%   4.7702%
  31     11/25/2007     438      343     4.6840%   4.7977%
  32     12/25/2007     448      356     4.7111%   4.8009%
  33      1/25/2008     435      335     4.7373%   4.8027%
  34      2/25/2008     434      331     4.7642%   4.8035%
  35      3/25/2008     455      362     4.7891%   4.8014%
  36      4/25/2008     473      376     4.8150%   4.7998%
  37      5/25/2008     483      403     4.7023%   4.7965%
  38      6/25/2008     477      389     4.7211%   4.8143%
  39      7/25/2008     489      405     4.7402%   4.8312%
  40      8/25/2008     478      387     4.7584%   4.8508%
  41      9/25/2008     479      385     4.7745%   4.8667%
  42     10/25/2008     490      421     4.7928%   4.8821%
  43     11/25/2008     479      402     4.8100%   4.9002%
  44     12/25/2008     490      418     4.8254%   4.9057%
  45      1/25/2009     479      399     4.8428%   4.9113%
  46      2/25/2009     479      397     4.8592%   4.9164%
  47      3/25/2009     513      448     4.8731%   4.9201%
  48      4/25/2009     479      398     4.8904%   4.9248%
  49      5/25/2009     491      420     4.8448%   4.9277%
  50      6/25/2009     480      402     4.8574%   4.9400%
  51      7/25/2009     491      418     4.8710%   4.9522%
  52      8/25/2009     480      399     4.8837%   4.9657%
  53      9/25/2009     480      398     4.8956%   4.9772%
  54     10/25/2009     491      419     4.9079%   4.9876%
  55     11/25/2009     480      401     4.9201%   4.9999%
  56     12/25/2009     491      417     4.9311%   5.0086%
  57      1/25/2010     481      398     4.9429%   5.0180%
  58      2/25/2010     481      397     4.9543%   5.0274%
  59      3/25/2010     514      450     4.9640%   5.0351%
  60      4/25/2010     492      415     4.9760%   5.0456%
  61      5/25/2010     503      433     4.9740%   5.0520%
  62      6/25/2010     493      414     4.9841%   5.0618%
  63      7/25/2010     504      431     4.9947%   5.0720%
  64      8/25/2010     493      412     5.0043%   5.0812%
  65      9/25/2010     493      412     5.0147%   5.0899%
  66     10/25/2010     504      437     5.0230%   5.0983%
  67     11/25/2010     494      419     5.0315%   5.1065%
  68     12/25/2010     505      436     5.0409%   5.1129%
  69      1/25/2011     495      418     5.0495%   5.1201%
  70      2/25/2011     495      417     5.0575%   5.1260%
  71      3/25/2011     528      470     5.0643%   5.1317%
  72      4/25/2011     496      420     5.0732%   5.1393%
  73      5/25/2011     507      438     5.0732%   5.1393%
  74      6/25/2011     497      421     5.0732%   5.1393%
  75      7/25/2011     508      439     5.0732%   5.1393%
  76      8/25/2011     498      422     5.0732%   5.1393%
  77      9/25/2011     499      423     5.0732%   5.1393%
----------------------------------------------------------

Run at 100 PPC for fixed rate loans, 100 PPC for ARM loans.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       36

                     [BANC OF AMERICA SECURITIES LOGO](TM)

--------------------------------------------------------------------------------

                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                   ASSET-BACKED CERTIFICATES, SERIES 2005-FF5

                                COLLATERAL ANNEX

                                  APRIL 5, 2005

o    For the purposes of the tables in this collateral annex, the weighted average FICO and weighted average DTI numbers, have been calculated where
     FICO scores and DTI numbers were available, i.e. they are non-zero weighted averages.

o    The numbers may not add up to 100% due to rounding.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        1

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
                          TOTAL MORTGAGE LOANS SUMMARY
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

SUMMARY                                                                    TOTAL          MINIMUM       MAXIMUM
------------------------------------------------------------------------------------------------------------------

Statistical Cut-off Date Aggregate Principal Balance                  $771,837,037.60
Number of Loans                                                                 3,975
Average Original Loan Balance                                         $    194,181.88   $21,150.00   $1,121,250.00
Average Current Loan Balance                                          $    194,172.84   $21,150.00   $1,121,250.00
(1)Weighted Average Combined Original LTV                                       83.84%       13.00%         103.00%
(1)Weighted Average Gross Coupon                                                6.784%       4.750%          9.875%
(1)(2)Weighted Average Gross Margin                                             5.725%       3.625%          8.125%
(1)(2)Weighted Average Term to Next Rate Adjustment Date (months)                  28            5              60
(1)Weighted Average Remaining Term to Maturity (months)                           359          179             360
(1)(3)Weighted Average Credit Score                                               651          540             813
------------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only
(3) 100.00% of the Mortgage Loans have Credit Scores.

-----------------------------------------------------------------------------
                                                      PERCENT OF CUT-OFF DATE
                                        RANGE            PRINCIPAL BALANCE
                                        -----------   -----------------------
Product Type                            Adjustable             89.60%
                                        Fixed                  10.40%

Fully Amortizing Mortgage Loans                                43.43%
5 Year Interest Only Loans                                     56.57%
Lien:                                   First                 100.00%
                                        Second                  0.00%

Property Type                           SFR                    67.91%
                                        2-4 Family              4.90%
                                        PUD                    18.89%
                                        Condominium             8.28%
                                        Modular                 0.02%
Geographic Distribution(Top 5 States)   California             34.38%
                                        Florida                 6.57%
                                        Illinois                4.55%
                                        Texas                   4.07%
                                        Michigan                3.74%

Number of States                        45
Largest Zip Code Concentration          91913(CA)               0.32%
Loans with Prepayment Penalties                                79.25%
-----------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        2

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MORTGAGE COUPONS

--------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                         PERCENT                                 W.A.        W.A.       W.A.
                       OF         AGGREGATE        OF LOANS              W.A.      W.A.   COMBINED   ORIGINAL   REMAINING   W.A.
                    MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
MORTGAGE RATE         LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------------------------------------

4.501% to 5.000%         22    $  5,076,848.33        0.66%     43.05%  4.921%     699     78.11%       360        360        0
--------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%        134      37,579,642.03        4.87      45.97   5.382      690     78.93        359        359        0
--------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%        505     132,021,603.83       17.10      44.43   5.854      675     78.42        359        359        0
--------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%        737     163,538,284.84       21.19      43.66   6.319      656     79.39        359        359        0
--------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%        858     170,601,247.33       22.10      43.14   6.810      647     83.27        359        359        0
--------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%        671     117,403,302.14       15.21      43.15   7.324      643     88.33        358        358        0
--------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%        544      81,905,002.11       10.61      42.31   7.805      631     92.02        358        358        0
--------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%        299      40,159,174.10        5.20      41.72   8.301      610     91.92        358        358        0
--------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%        170      20,322,716.63        2.63      41.67   8.771      612     93.94        358        358        0
--------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%         29       2,709,949.23        0.35      39.46   9.328      611     91.97        357        357        0
--------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%         6         519,267.03        0.07      35.94   9.709      612     96.36        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                3,975    $771,837,037.60      100.00%     43.39%  6.784%     651     83.84%       359        359        0
--------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        3

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

COMBINED ORIGINAL LOAN-TO-VALUE RATIO

---------------------------------------------------------------------------------------------------------------------------------
                      NUMBER                         PERCENT                                 W.A.        W.A.       W.A.
                        OF          AGGREGATE       OF LOANS               W.A.     W.A.   COMBINED   ORIGINAL   REMAINING   W.A.
COMBINED ORIGINAL    MORTGAGE       PRINCIPAL     BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
      LTV              LOANS         BALANCE         BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
---------------------------------------------------------------------------------------------------------------------------------

10.01% to 20.00%           1    $    259,997.00        0.03%     20.00%  6.750%     610      13.00%      360        360        0
---------------------------------------------------------------------------------------------------------------------------------
20.01% to 30.00%           7         596,000.00        0.08      26.91   6.817      665      26.75       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
30.01% to 40.00%          21       2,369,762.60        0.31      37.28   6.514      638      37.57       354        354        0
---------------------------------------------------------------------------------------------------------------------------------
40.01% to 50.00%          25       3,797,300.00        0.49      36.11   6.472      622      45.04       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
50.01% to 60.00%          61      10,474,338.82        1.36      42.52   6.642      626      56.38       353        353        0
---------------------------------------------------------------------------------------------------------------------------------
60.01% to 70.00%         128      28,831,198.01        3.74      40.32   6.464      636      65.74       358        358        0
---------------------------------------------------------------------------------------------------------------------------------
70.01% to 80.00%       2,106     424,067,447.30       54.94      44.03   6.367      653      79.42       358        358        0
---------------------------------------------------------------------------------------------------------------------------------
80.01% to 90.00%         705     136,495,505.90       17.68      42.57   7.175      633      87.79       359        358        0
---------------------------------------------------------------------------------------------------------------------------------
90.01% to 100.00%        904     161,766,365.48       20.96      43.36   7.617      663      98.65       360        359        0
---------------------------------------------------------------------------------------------------------------------------------
100.01% or greater        17       3,179,122.49        0.41      43.77   7.220      696     102.98       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 3,975    $771,837,037.60      100.00%     43.39%  6.784%     651      83.84%      359        359        0
---------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        4

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

STATISTICAL CUT-OFF DATE PRINCIPAL BALANCE

-----------------------------------------------------------------------------------------------------------------------------------
                        NUMBER                         PERCENT                                 W.A.       W.A.        W.A.
                          OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
STATISTICAL CUT-OFF    MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
BALANCE                  LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
-----------------------------------------------------------------------------------------------------------------------------------

$1 to $50,000              128    $  5,463,780.93        0.71%     38.06%  7.823%     631     80.51%       348        348        0
-----------------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000        798      61,292,451.18        7.94      40.65   7.443      631     84.92        357        356        0
-----------------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000       949     118,355,833.90       15.33      42.41   7.066      640     84.65        358        358        0
-----------------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000       735     127,508,074.39       16.52      42.98   6.841      645     84.00        359        359        0
-----------------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000       414      92,934,285.97       12.04      43.31   6.763      650     83.56        359        358        0
-----------------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000       289      79,541,856.84       10.31      44.48   6.727      648     84.17        359        359        0
-----------------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000       188      60,980,403.84        7.90      45.63   6.452      658     83.25        360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000       152      57,048,634.24        7.39      45.03   6.593      653     84.34        360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000       100      42,643,784.54        5.52      44.88   6.573      660     84.01        360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000        83      39,410,311.97        5.11      43.34   6.633      652     84.70        360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000        51      26,830,576.73        3.48      44.98   6.423      668     83.41        360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000        22      12,671,267.78        1.64      45.54   6.432      675     84.94        360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
$600,001 to $650,000        18      11,397,407.00        1.48      43.88   6.404      674     82.31        360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
$650,001 to $700,000        22      14,989,500.00        1.94      38.92   6.556      688     85.01        352        352        0
-----------------------------------------------------------------------------------------------------------------------------------
$700,001 to $750,000        11       8,080,650.00        1.05      44.09   6.195      684     78.09        360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
$750,001 to $800,000         5       3,844,200.00        0.50      44.78   6.146      693     80.48        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
$800,001 or greater         10       8,844,018.29        1.15      40.64   6.238      706     68.07        360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   3,975    $771,837,037.60      100.00%     43.39%  6.784%     651     83.84%       359        359        0
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        5

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

----------------------------------------------------------------------------------------------------------------------------
                 NUMBER                         PERCENT                                 W.A.       W.A.        W.A.
                   OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
ORIGINAL TERM     LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
----------------------------------------------------------------------------------------------------------------------------

169 to 180           48    $  5,784,357.35        0.75%     36.94%  7.012%     645     79.20%       180        180        0
----------------------------------------------------------------------------------------------------------------------------
229 to 240            2         275,100.00        0.04      53.00   6.850      651     62.06        240        240        0
----------------------------------------------------------------------------------------------------------------------------
349 to 360        3,925     765,777,580.25       99.21      43.44   6.783      651     83.88        360        360        0
----------------------------------------------------------------------------------------------------------------------------
TOTAL:            3,975    $771,837,037.60      100.00%     43.39%  6.784%     651     83.84%       359        359        0
----------------------------------------------------------------------------------------------------------------------------

REMAINING TERM TO MATURITY

-----------------------------------------------------------------------------------------------------------------------------
                  NUMBER                         PERCENT                                 W.A.       W.A.        W.A.
                    OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                 MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
REMAINING TERM     LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
-----------------------------------------------------------------------------------------------------------------------------

169 to 180            48    $  5,784,357.35        0.75%     36.94%  7.012%     645     79.20%       180        180        0
-----------------------------------------------------------------------------------------------------------------------------
229 to 240             2         275,100.00        0.04      53.00   6.850      651     62.06        240        240        0
-----------------------------------------------------------------------------------------------------------------------------
349 to 360         3,925     765,777,580.25       99.21      43.44   6.783      651     83.88        360        360        0
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:             3,975    $771,837,037.60      100.00%     43.39%  6.784%     651     83.84%       359        359        0
-----------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        6

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

CREDIT SCORE

---------------------------------------------------------------------------------------------------------------------------
                NUMBER                         PERCENT                                  W.A.      W.A.        W.A.
                  OF         AGGREGATE        OF LOANS               W.A.    W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
               MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
CREDIT SCORE     LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
---------------------------------------------------------------------------------------------------------------------------

521 to 540           7    $  1,127,868.19        0.15%     49.38%   7.926%    540      71.04%      360        360        0
---------------------------------------------------------------------------------------------------------------------------
541 to 560         142      20,686,215.54        2.68      40.91    7.899     550      78.52       357        357        0
---------------------------------------------------------------------------------------------------------------------------
561 to 580         214      34,152,090.03        4.42      42.11    7.468     571      78.61       358        358        0
---------------------------------------------------------------------------------------------------------------------------
581 to 600         242      40,172,262.93        5.20      41.49    7.393     591      82.54       358        358        0
---------------------------------------------------------------------------------------------------------------------------
601 to 620         744     125,269,258.23       16.23      43.93    7.034     610      83.84       360        360        0
---------------------------------------------------------------------------------------------------------------------------
621 to 640         681     124,569,501.02       16.14      43.16    6.898     630      83.96       359        359        0
---------------------------------------------------------------------------------------------------------------------------
641 to 660         651     129,523,314.65       16.78      44.17    6.668     650      84.38       359        359        0
---------------------------------------------------------------------------------------------------------------------------
661 to 680         484      99,448,526.22       12.88      43.46    6.480     669      84.24       357        357        0
---------------------------------------------------------------------------------------------------------------------------
681 to 700         298      71,600,611.37        9.28      43.07    6.421     690      84.92       359        359        0
---------------------------------------------------------------------------------------------------------------------------
701 to 720         202      52,275,968.83        6.77      45.21    6.378     709      83.90       359        359        0
---------------------------------------------------------------------------------------------------------------------------
721 to 740         124      28,144,487.77        3.65      42.45    6.447     730      86.05       359        359        0
---------------------------------------------------------------------------------------------------------------------------
741 to 760          90      20,907,993.95        2.71      43.57    6.468     750      86.17       359        359        0
---------------------------------------------------------------------------------------------------------------------------
761 to 780          60      16,106,227.67        2.09      42.46    6.454     770      85.19       359        358        0
---------------------------------------------------------------------------------------------------------------------------
781 to 800          30       6,516,020.25        0.84      40.09    6.396     788      85.64       358        358        0
---------------------------------------------------------------------------------------------------------------------------
801 to 820           6       1,336,690.95        0.17      45.96    5.954     803      89.49       360        360        0
---------------------------------------------------------------------------------------------------------------------------
TOTAL:           3,975    $771,837,037.60      100.00%     43.39%   6.784%    651      83.84%      359        359        0
---------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        7

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------
                   NUMBER                         PERCENT                                  W.A.      W.A.        W.A.
                     OF         AGGREGATE        OF LOANS               W.A.    W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                  MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
PROPERTY TYPE       LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------

SFR                 2,829    $524,155,546.57       67.91%     42.81%   6.837%    647      84.07%      358        358        0
------------------------------------------------------------------------------------------------------------------------------
PUD                   672     145,813,967.33       18.89      44.60    6.648     654      83.88       359        359        0
------------------------------------------------------------------------------------------------------------------------------
Condo                 303      58,396,346.50        7.57      44.83    6.584     661      82.76       360        360        0
------------------------------------------------------------------------------------------------------------------------------
Units 2-4             151      37,822,877.20        4.90      44.35    6.845     667      82.53       359        359        0
------------------------------------------------------------------------------------------------------------------------------
High-Rise Condo        18       5,477,100.00        0.71      45.02    7.100     675      81.46       355        355        0
------------------------------------------------------------------------------------------------------------------------------
Modular                 2         171,200.00        0.02      43.75    7.000     614      80.00       360        360        0
------------------------------------------------------------------------------------------------------------------------------
TOTAL:              3,975    $771,837,037.60      100.00%     43.39%   6.784%    651      83.84%      359        359        0
------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY STATUS

-----------------------------------------------------------------------------------------------------------------------------
                  NUMBER                         PERCENT                                  W.A.      W.A.        W.A.
                    OF         AGGREGATE        OF LOANS               W.A.    W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                 MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
OCCUPANCY          LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
-----------------------------------------------------------------------------------------------------------------------------

Owner Occupied     3,791    $746,075,350.61       96.66%     43.45%   6.770%    650      83.84%      359        359        0
-----------------------------------------------------------------------------------------------------------------------------
Investor             163      22,338,548.42        2.89      42.53    7.230     684      83.62       357        357        0
-----------------------------------------------------------------------------------------------------------------------------
Second Home           21       3,423,138.57        0.44      35.2     7.065     666      84.85       360        360        0
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:             3,975    $771,837,037.60      100.00%     43.39%   6.784%    651      83.84%      359        359        0
-----------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        8

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

DOCUMENTATION

----------------------------------------------------------------------------------------------------------------------------
                 NUMBER                         PERCENT                                 W.A.       W.A.        W.A.
                   OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
DOCUMENTATION     LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
----------------------------------------------------------------------------------------------------------------------------

Full              3,114    $584,880,947.91       75.78%     44.03%  6.685%     647     82.52%       359        359        0
----------------------------------------------------------------------------------------------------------------------------
Stated              603     111,463,263.76       14.44      40.39   7.079      645     84.62        355        355        0
----------------------------------------------------------------------------------------------------------------------------
Stated +            216      66,142,707.61        8.57      42.95   7.173      690     94.60        360        360        0
----------------------------------------------------------------------------------------------------------------------------
Limited              42       9,350,118.32        1.21      41.96   6.713      661     81.20        360        360        0
----------------------------------------------------------------------------------------------------------------------------
TOTAL:            3,975    $771,837,037.60      100.00%     43.39%  6.784%     651     83.84%       359        359        0
----------------------------------------------------------------------------------------------------------------------------

LOAN PURPOSE

---------------------------------------------------------------------------------------------------------------------------
                NUMBER                         PERCENT                                 W.A.       W.A.        W.A.
                  OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
               MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
LOAN PURPOSE     LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
---------------------------------------------------------------------------------------------------------------------------

Purchase         2,352    $453,813,714.56      58.80%      44.38%  6.649%     663     85.17%       360        360        0
---------------------------------------------------------------------------------------------------------------------------
C/O Refi         1,430     285,308,973.34      36.96       42.14   6.981      633     81.88        357        357        0
---------------------------------------------------------------------------------------------------------------------------
R/T Refi           193      32,714,349.70       4.24       40.46   6.949      638     82.62        352        352        0
---------------------------------------------------------------------------------------------------------------------------
TOTAL:           3,975    $771,837,037.60     100.00%      43.39%  6.784%     651     83.84%       359        359        0
---------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        9

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

PRODUCT TYPE

----------------------------------------------------------------------------------------------------------------------------
                 NUMBER                         PERCENT                                 W.A.       W.A.        W.A.
                   OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
PRODUCT TYPE      LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
----------------------------------------------------------------------------------------------------------------------------

15 YR FIX IO          1    $     86,000.00        0.01%     53.00%  6.750%     728     65.65%       180        180        0
----------------------------------------------------------------------------------------------------------------------------
15 YR FIXED          46       5,604,857.35        0.73      36.61   6.999      643     79.31        180        180        0
----------------------------------------------------------------------------------------------------------------------------
15/30 BALLOON         1          93,500.00        0.01      42.00   8.000      671     85.00        180        180        0
----------------------------------------------------------------------------------------------------------------------------
1/29 6ML             11       2,789,250.00        0.36      45.20   6.972      670     87.53        360        360        0
----------------------------------------------------------------------------------------------------------------------------
20 YR FIXED           2         275,100.00        0.04      53.00   6.850      651     62.06        240        240        0
----------------------------------------------------------------------------------------------------------------------------
2/28 6ML          1,209     187,610,778.59       24.31      41.57   7.128      638     86.56        360        360        0
----------------------------------------------------------------------------------------------------------------------------
2/28 6ML IO       1,272     323,786,465.30       41.95      45.48   6.576      655     83.08        360        360        0
----------------------------------------------------------------------------------------------------------------------------
30 YR FIX IO         18       3,696,350.00        0.48      46.77   7.121      665     85.65        360        360        0
----------------------------------------------------------------------------------------------------------------------------
30 YR FIXED         503      70,494,326.63        9.13      41.09   7.277      650     82.85        360        360        0
----------------------------------------------------------------------------------------------------------------------------
3/27 6ML            326      52,934,762.86        6.86      40.14   6.921      642     85.75        360        360        0
----------------------------------------------------------------------------------------------------------------------------
3/27 6ML IO         383      80,119,732.17       10.38      44.52   6.475      657     83.07        360        360        0
----------------------------------------------------------------------------------------------------------------------------
5/25 6ML             73      14,449,479.43        1.87      39.64   6.405      670     76.78        360        360        0
----------------------------------------------------------------------------------------------------------------------------
5/25 6ML IO         107      25,284,703.46        3.28      42.62   6.416      677     79.90        360        360        0
----------------------------------------------------------------------------------------------------------------------------
6ML                   3         931,000.00        0.12      41.27   6.754      574     83.29        360        360        0
----------------------------------------------------------------------------------------------------------------------------
6ML IO               20       3,680,731.81        0.48      43.89   6.096      638     79.25        360        360        0
----------------------------------------------------------------------------------------------------------------------------
TOTAL:            3,975    $771,837,037.60      100.00%     43.39%  6.784%     651     83.84%       359        359        0
----------------------------------------------------------------------------------------------------------------------------

LIEN POSITION

----------------------------------------------------------------------------------------------------------------------
          NUMBER                         PERCENT                                  W.A.       W.A.        W.A.
            OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
         MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
LIEN       LOANS        BALANCE          BALANCE       DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
----------------------------------------------------------------------------------------------------------------------

1          3,975    $771,837,037.60      100.00%     43.39%   6.784%     651     83.84%       359        359        0
----------------------------------------------------------------------------------------------------------------------
TOTAL:     3,975    $771,837,037.60      100.00%     43.39%   6.784%     651     83.84%       359        359        0
----------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       10

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

PREPAYMENT PENALTY TERM

----------------------------------------------------------------------------------------------------------------------------
                NUMBER                         PERCENT                                  W.A.       W.A.        W.A.
                  OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
PREPAYMENT     MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
PENALTY TERM     LOANS        BALANCE          BALANCE       DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
----------------------------------------------------------------------------------------------------------------------------

0                  846    $160,119,142.97       20.75%     42.15%   7.019%     652     84.81%       358        357        0
----------------------------------------------------------------------------------------------------------------------------
12                 170      43,620,688.68        5.65      43.86    6.913      665     83.68        360        360        0
----------------------------------------------------------------------------------------------------------------------------
24               1,833     369,533,121.74       47.88      44.16    6.728      648     83.71        360        360        0
----------------------------------------------------------------------------------------------------------------------------
36               1,126     198,564,084.21       25.73      42.86    6.672      651     83.34        357        357        0
----------------------------------------------------------------------------------------------------------------------------
TOTAL:           3,975    $771,837,037.60      100.00%     43.39%   6.784%     651     83.84%       359        359        0
----------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       11

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION

------------------------------------------------------------------------------------------------------------------------------
                  NUMBER                         PERCENT                                  W.A.       W.A.        W.A.
                    OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
GEOGRAPHIC       MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
DISTRIBUTION       LOANS        BALANCE          BALANCE       DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------

California           834    $265,365,811.32       34.38%     44.62%   6.370%     662     81.15%       360        360        0
------------------------------------------------------------------------------------------------------------------------------
Florida              287      50,701,873.88        6.57      42.22    7.011      649     84.44        356        355        0
------------------------------------------------------------------------------------------------------------------------------
Illinois             196      35,112,961.97        4.55      43.48    7.078      641     86.27        357        357        0
------------------------------------------------------------------------------------------------------------------------------
Texas                258      31,413,079.23        4.07      40.41    7.208      637     83.24        352        352        0
------------------------------------------------------------------------------------------------------------------------------
Michigan             190      28,861,442.10        3.74      42.88    7.227      642     86.97        358        358        0
------------------------------------------------------------------------------------------------------------------------------
New York             109      27,774,175.64        3.60      41.21    6.988      658     84.32        359        359        0
------------------------------------------------------------------------------------------------------------------------------
Minnesota            134      27,679,885.15        3.59      41.79    6.845      646     85.98        359        359        0
------------------------------------------------------------------------------------------------------------------------------
Ohio                 214      24,921,543.15        3.23      42.79    7.307      635     89.72        358        358        0
------------------------------------------------------------------------------------------------------------------------------
North Carolina       153      21,850,046.85        2.83      42.44    7.011      640     88.50        359        359        0
------------------------------------------------------------------------------------------------------------------------------
Georgia              136      21,559,902.53        2.79      41.44    6.974      642     84.69        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Maryland              94      19,140,671.31        2.48      43.94    6.837      639     82.04        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Nevada                78      19,064,983.08        2.47      43.62    6.552      655     81.62        357        357        0
------------------------------------------------------------------------------------------------------------------------------
Washington           104      18,588,780.91        2.41      44.57    6.614      649     82.36        360        359        0
------------------------------------------------------------------------------------------------------------------------------
Colorado              89      17,937,090.29        2.32      45.75    6.452      652     82.71        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Oregon                94      16,968,245.28        2.20      43.72    6.522      650     82.18        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Massachusetts         55      13,941,345.98        1.81      46.44    6.949      646     83.48        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Tennessee            124      12,497,791.10        1.62      42.82    7.230      636     84.68        355        355        0
------------------------------------------------------------------------------------------------------------------------------
New Jersey            50      12,241,150.00        1.59      42.83    6.634      670     85.42        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Utah                  71      10,650,828.69        1.38      41.08    6.982      638     84.89        356        356        0
------------------------------------------------------------------------------------------------------------------------------
Missouri              82      10,235,425.48        1.33      40.51    7.311      640     86.68        358        358        0
------------------------------------------------------------------------------------------------------------------------------
Arizona               57      10,100,441.25        1.31      41.85    7.078      638     84.08        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Indiana               89       8,661,371.45        1.12      43.01    7.738      629     93.72        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Virginia              39       8,563,453.11        1.11      45.33    6.706      657     83.75        360        360        0
------------------------------------------------------------------------------------------------------------------------------
South Carolina        53       8,057,893.40        1.04      44.42    6.928      656     88.28        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Wisconsin             66       7,555,241.06        0.98      40.67    7.356      627     85.86        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania          58       6,354,576.24        0.82      41.01    7.264      641     87.89        358        358        0
------------------------------------------------------------------------------------------------------------------------------
Kentucky              44       5,362,005.63        0.69      41.46    6.956      645     86.35        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Alabama               43       4,525,973.10        0.59      40.85    7.635      623     88.43        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Rhode Island          14       2,974,403.19        0.39      43.91    7.258      638     85.84        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Connecticut           15       2,871,077.30        0.37      40.91    7.126      644     83.37        360        360        0
------------------------------------------------------------------------------------------------------------------------------
New Mexico            14       2,671,119.77        0.35      45.76    7.457      642     87.56        360        360        0
------------------------------------------------------------------------------------------------------------------------------
New Hampshire         12       2,659,500.00        0.34      48.57    7.353      666     88.98        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Louisiana             18       2,472,302.50        0.32      44.76    7.164      655     90.24        338        337        0
------------------------------------------------------------------------------------------------------------------------------
Kansas                21       2,461,427.57        0.32      40.03    7.362      628     87.38        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Arkansas              20       2,197,603.15        0.28      41.93    7.035      647     86.13        360        360        0
------------------------------------------------------------------------------------------------------------------------------
District of
   Columbia            6       2,003,800.00        0.26      49.66    6.690      663     85.61        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Maine                 11       1,690,550.00        0.22      43.29    7.232      650     84.05        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Iowa                  16       1,274,406.94        0.17      41.88    8.046      615     88.71        345        345        0
------------------------------------------------------------------------------------------------------------------------------
Oklahoma              10       1,081,233.00        0.14      43.50    7.403      634     86.49        349        349        0
------------------------------------------------------------------------------------------------------------------------------
Idaho                  3         442,600.00        0.06      50.08    7.037      648     83.15        360        360        0
------------------------------------------------------------------------------------------------------------------------------
West Virginia          7         403,875.00        0.05      37.99    6.766      635     79.19        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Nebraska               3         370,850.00        0.05      42.55    7.972      669     96.33        360        360        0
------------------------------------------------------------------------------------------------------------------------------
South Dakota           2         297,000.00        0.04      35.05    6.731      700     89.14        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Montana                1         161,000.00        0.02      30.00    8.125      597     89.94        360        359        1
------------------------------------------------------------------------------------------------------------------------------
Vermont                1         116,300.00        0.02      39.00    7.625      703     94.94        360        360        0
------------------------------------------------------------------------------------------------------------------------------
TOTAL:             3,975    $771,837,037.60      100.00%     43.39%   6.784%     651     83.84%       359        359        0
------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       12

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF GROSS MARGINS - (ADJUSTABLE LOANS ONLY)

--------------------------------------------------------------------------------------------------------------------------------
                    NUMBER                         PERCENT                                  W.A.       W.A.        W.A.
                      OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                   MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
GROSS MARGIN         LOANS        BALANCE          BALANCE      DTI     COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------------------------------------

3.501% to 4.000%         2    $    719,812.15        0.10%     51.56%   5.903%     711      79.61%      360        357        3
--------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%         6       1,369,300.00        0.20      45.26    5.736      678      80.00       360        360        0
--------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%       439     111,109,111.21       16.07      44.98    5.836      660      77.97       360        360        0
--------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%       939     210,114,784.69       30.38      44.01    6.296      651      79.24       360        360        0
--------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%       876     181,317,115.48       26.22      43.56    6.857      649      84.67       360        360        0
--------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%       719     122,217,331.80       17.67      42.65    7.427      647      90.95       360        360        0
--------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%       319      51,615,404.17        7.46      43.15    7.920      644      94.26       360        360        0
--------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%        93      11,822,323.64        1.71      38.72    8.454      643      96.18       360        360        0
--------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%         9         671,720.48        0.10      38.08    8.898      651     100.00       360        360        0
--------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%         2         630,000.00        0.09      43.42    8.628      715      99.84       360        360        0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:               3,404    $691,586,903.62      100.00%     43.66%   6.730%     651      83.98%      360        360        0
--------------------------------------------------------------------------------------------------------------------------------

INITIAL PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

--------------------------------------------------------------------------------------------------------------------------------
                    NUMBER                         PERCENT                                  W.A.       W.A.        W.A.
                      OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
INITIAL PERIODIC   MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
RATE CAP             LOANS        BALANCE          BALANCE       DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------------------------------------

1.00%                   23    $  4,611,731.81        0.67%     43.36%   6.229%     625     80.07%       360        360        0
--------------------------------------------------------------------------------------------------------------------------------
2.00%                   11       2,789,250.00        0.40      45.20    6.972      670     87.53        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
3.00%                3,370     684,185,921.81       98.93      43.65    6.733      651     83.99        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:               3,404    $691,586,903.62      100.00%     43.66%   6.730%     651     83.98%       360        360        0
--------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       13

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

--------------------------------------------------------------------------------------------------------------------------------
                    NUMBER                         PERCENT                                   W.A.      W.A.        W.A.
                      OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
PERIODIC RATE      MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
CAP                  LOANS        BALANCE          BALANCE       DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------------------------------------

1.00%                3,404    $691,586,903.62      100.00%     43.66%   6.730%     651     83.98%       360        360        0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:               3,404    $691,586,903.62      100.00%     43.66%   6.730%     651     83.98%       360        360        0
--------------------------------------------------------------------------------------------------------------------------------

RANGE OF MAXIMUM INTEREST RATES - (ADJUSTABLE LOANS ONLY)

--------------------------------------------------------------------------------------------------------------------------------
                    NUMBER                         PERCENT                                   W.A.      W.A.        W.A.
                      OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
MAXIMUM LOAN       MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
RATE                 LOANS        BALANCE          BALANCE       DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------------------------------------

6.501% to 7.000%         1    $     45,000.00        0.01%     37.00%   6.750%     605     45.45%       360        360        0
--------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%         1         102,850.00        0.01      51.00    7.625      567     85.00        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%      22       5,076,848.33        0.73      43.05    4.921      699     78.11        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%     129      36,318,042.03        5.25      46.07    5.381      690     79.15        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%     483     127,629,252.96       18.45      44.46    5.851      675     78.49        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%     673     150,083,836.81       21.70      44.10    6.312      654     79.62        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%     757     152,021,751.09       21.98      43.23    6.809      644     83.45        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%     550     102,621,883.81       14.84      43.38    7.322      643     89.38        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%     425      69,196,729.11       10.01      42.63    7.804      631     93.10        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%     220      30,686,443.16        4.44      42.01    8.309      609     92.83        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%     125      15,979,799.29        2.31      41.71    8.769      608     94.37        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%      13       1,471,200.00        0.21      41.36    9.382      618     95.49        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%       5         353,267.03        0.05      31.69    9.689      616     96.15        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:               3,404    $691,586,903.62      100.00%     43.66%   6.730%     651     83.98%       360        360        0
--------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       14

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MINIMUM INTEREST RATES- (ADJUSTABLE LOANS ONLY)

--------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                         PERCENT                                 W.A.       W.A.        W.A.
                       OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                    MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
MINIMUM LOAN RATE     LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------------------------------------

4.501% - 5.000%          22    $  5,076,848.33        0.73%     43.05%   4.921%    699     78.11%       360        360        0
--------------------------------------------------------------------------------------------------------------------------------
5.001% - 5.500%         129      36,318,042.03        5.25      46.07    5.381     690     79.15        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
5.501% - 6.000%         483     127,629,252.96       18.45      44.46    5.851     675     78.49        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
6.001% - 6.500%         673     150,083,836.81       21.70      44.10    6.312     654     79.62        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
6.501% - 7.000%         758     152,066,751.09       21.99      43.22    6.809     644     83.43        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
7.001% - 7.500%         550     102,621,883.81       14.84      43.38    7.322     643     89.38        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
7.501% - 8.000%         426      69,299,579.11       10.02      42.64    7.804     631     93.08        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
8.001% - 8.500%         220      30,686,443.16        4.44      42.01    8.309     609     92.83        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
8.501% - 9.000%         125      15,979,799.29        2.31      41.71    8.769     608     94.37        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
9.001% - 9.500%          13       1,471,200.00        0.21      41.36    9.382     618     95.49        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
9.501% - 10.000%          5         353,267.03        0.05      31.69    9.689     616     96.15        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                3,404    $691,586,903.62      100.00%     43.66%   6.730%    651     83.98%       360        360        0
--------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       15

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

NEXT INTEREST ADJUSTMENT DATE - (ADJUSTABLE LOANS ONLY)

----------------------------------------------------------------------------------------------------------------------------------
                       NUMBER                         PERCENT                                 W.A.       W.A.        W.A.
                         OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                      MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
NEXT RATE ADJ MONTH     LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
----------------------------------------------------------------------------------------------------------------------------------

August 1, 2005              2    $    414,000.00        0.06%     45.09%  6.060%     686     86.65%       360        359        1
----------------------------------------------------------------------------------------------------------------------------------
September 1, 2005          21       4,197,731.81        0.61      43.19   6.245      619     79.42        360        360        0
----------------------------------------------------------------------------------------------------------------------------------
March 1, 2006              11       2,789,250.00        0.40      45.20   6.972      670     87.53        360        360        0
----------------------------------------------------------------------------------------------------------------------------------
January 1, 2007             1         241,831.68        0.03      42.00   6.750      692     95.00        360        358        2
----------------------------------------------------------------------------------------------------------------------------------
February 1, 2007          211      44,021,245.38        6.37      43.78   6.845      646     85.28        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
March 1, 2007           2,265     466,390,916.83       67.44      44.06   6.772      649     84.26        360        360        0
----------------------------------------------------------------------------------------------------------------------------------
April 1, 2007               4         743,250.00        0.11      48.77   7.009      627     88.02        360        360        0
----------------------------------------------------------------------------------------------------------------------------------
November 1, 2007            2       1,325,000.00        0.19      51.69   6.047      698     85.77        360        356        4
----------------------------------------------------------------------------------------------------------------------------------
February 1, 2008           65      11,911,182.74        1.72      41.18   6.716      659     85.36        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
March 1, 2008             641     119,494,312.29       17.28      42.82   6.654      650     84.01        360        360        0
----------------------------------------------------------------------------------------------------------------------------------
April 1, 2008               1         324,000.00        0.05      50.00   6.125      642     80.00        360        360        0
----------------------------------------------------------------------------------------------------------------------------------
February 1, 2010           11       2,352,037.93        0.34      49.06   6.329      680     79.38        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
March 1, 2010             168      37,082,244.96        5.36      41.15   6.426      674     78.71        360        360        0
----------------------------------------------------------------------------------------------------------------------------------
April 1, 2010               1         299,900.00        0.04      30.00   5.375      688     79.99        360        360        0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  3,404    $691,586,903.62      100.00%     43.66%  6.730%     651     83.98%       360        360        0
----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       16

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

DEBT-TO-INCOME

----------------------------------------------------------------------------------------------------------------------------
                 NUMBER                         PERCENT                                 W.A.        W.A.       W.A.
                   OF         AGGREGATE        OF LOANS               W.A.     W.A.   COMBINED   ORIGINAL   REMAINING   W.A.
                MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
DTI               LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
----------------------------------------------------------------------------------------------------------------------------

0.01 - 5.00           5    $  1,081,699.47        0.14%      3.01%   6.645%    685     85.62%       360        360        0
----------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00          9       2,921,900.00        0.38       7.95    6.444     664     82.77        360        360        0
----------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00        25       4,398,987.05        0.57      12.51    6.790     660     83.01        360        360        0
----------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00        71      11,619,143.43        1.51      18.06    6.687     648     80.37        357        357        0
----------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00       158      23,070,973.22        2.99      23.30    7.014     640     80.11        354        354        0
----------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00       244      39,384,171.58        5.10      28.22    6.896     642     82.35        358        358        0
----------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00       422      72,747,374.92        9.43      33.06    6.824     649     83.07        357        357        0
----------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00       458      84,490,624.95       10.95      38.26    6.893     651     83.61        357        357        0
----------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00       720     146,122,038.14       18.93      43.20    6.841     655     84.99        359        359        0
----------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00       916     192,384,179.83       24.93      48.10    6.886     650     85.60        359        359        0
----------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00       945     193,426,045.01       25.06      53.43    6.539     651     82.60        359        359        0
----------------------------------------------------------------------------------------------------------------------------
55.01 >=              2         189,900.00        0.02      58.00    6.705     633     79.99        360        360        0
----------------------------------------------------------------------------------------------------------------------------
TOTAL:            3,975    $771,837,037.60      100.00%     43.39%   6.784%    651     83.84%       359        359        0
----------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       17

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
                         GROUP 2 MORTGAGE LOANS SUMMARY
--------------------------------------------------------------------------------

SUMMARY                                                                   TOTAL          MINIMUM       MAXIMUM
----------------------------------------------------------------------------------------------------------------

Statistical Cut-off Date Aggregate Principal Balance                 $406,539,951.38
Number of Loans                                                                1,271
Average Original Loan Balance                                        $    319,867.59   $61,285.00   1,121,250.00
Average Current Loan Balance                                         $    319,858.34   $61,285.00   1,121,250.00
(1)Weighted Average Combined Original LTV                                      84.01%       40.00%        103.00%
(1)Weighted Average Gross Coupon                                               6.506%       4.750%         9.500%
(1)(2) Weighted Average Gross Margin                                           5.606%       3.875%         8.125%
(1)(2) Weighted Average Term to Next Rate Adjustment Date (months)                28            6             60
(1) Weighted Average Remaining Term to Maturity (months)                         360          180            360
(1)(3) Weighted Average Credit Score                                             665          541            807
----------------------------------------------------------------------------------------------------------------

(1)  Weighted Average reflected in Total.

(2)  Adjustable Loans Only

(3)  100.00% of the Mortgage Loans have Credit Scores.

--------------------------------------------------------------------------------
                                                      PERCENT OF CUT-OFF DATE
                                           RANGE         PRINCIPAL BALANCE
                                        -----------   -----------------------
Product Type                            Adjustable             94.13%
                                        Fixed                   5.87%

Fully Amortizing Mortgage Loans                                25.86%
5 Year Interest Only Loans                                     74.14%
Lien:                                   First                 100.00%

                                        Second                  0.00%

Property Type                           SFR                    61.38%
                                        2-4 Family              5.93%
                                        PUD                    22.90%
                                        Condominium             9.79%
Geographic Distribution(Top 5 States)   California             49.82%
                                        Florida                 5.52%
                                        New York                5.18%
                                        Minnesota               3.18%
                                        Nevada                  3.04%

Number of States                        41
Largest Zip Code Concentration          91913 (CA)              0.57%
Loans with Prepayment Penalties                                79.41%
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       18

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MORTGAGE COUPONS

-------------------------------------------------------------------------------------------------------------------------------
                    NUMBER                         PERCENT                                  W.A.      W.A.        W.A.
                      OF         AGGREGATE        OF LOANS               W.A.    W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                   MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
MORTGAGE RATE        LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
-------------------------------------------------------------------------------------------------------------------------------

4.501% to 5.000%        17    $  4,325,998.33        1.06%     44.08%   4.925%    696      80.00%      360        360        0
-------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%        98      31,508,999.88        7.75      46.07    5.382     691      79.50       360        360        0
-------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%       285      96,959,217.02       23.85      45.20    5.847     679      79.58       360        360        0
-------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%       321     102,317,225.60       25.17      43.92    6.312     659      79.68       359        359        0
-------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%       261      83,792,887.30       20.61      43.66    6.811     657      85.56       360        360        0
-------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%       146      47,642,959.52       11.72      45.01    7.321     656      92.34       360        360        0
-------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%        87      24,950,565.96        6.14      44.26    7.787     654      96.86       360        360        0
-------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%        36       9,882,704.64        2.43      41.21    8.295     618      94.92       360        360        0
-------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%        18       4,744,393.13        1.17      42.64    8.764     649      98.80       360        360        0
-------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%         2         415,000.00        0.10      42.43    9.431     652     100.00       360        360        0
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:               1,271    $406,539,951.38      100.00%     44.41%   6.506%    665      84.01%      360        360        0
-------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       19

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

COMBINED ORIGINAL LOAN-TO-VALUE RATIO

----------------------------------------------------------------------------------------------------------------------------------
                       NUMBER                         PERCENT                                  W.A.      W.A.        W.A.
                         OF         AGGREGATE        OF LOANS               W.A.    W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
COMBINED              MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
ORIGINAL LTV            LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
----------------------------------------------------------------------------------------------------------------------------------

30.01% to 40.00%            1    $    390,000.00        0.10%     39.00%   6.375%    638      40.00%      360        360        0
----------------------------------------------------------------------------------------------------------------------------------
40.01% to 50.00%            1         500,000.00        0.12      24.00    6.250     624      41.67       360        360        0
----------------------------------------------------------------------------------------------------------------------------------
50.01% to 60.00%            7       2,906,500.00        0.71      49.52    6.281     644      55.78       360        360        0
----------------------------------------------------------------------------------------------------------------------------------
60.01% to 70.00%           18      10,441,500.00        2.57      40.31    6.265     662      66.39       360        360        0
----------------------------------------------------------------------------------------------------------------------------------
70.01% to 80.00%          833     260,242,178.14       64.01      44.64    6.143     664      79.58       360        359        0
----------------------------------------------------------------------------------------------------------------------------------
80.01% to 90.00%          132      48,241,238.43       11.87      44.36    6.913     644      87.94       360        360        0
----------------------------------------------------------------------------------------------------------------------------------
90.01% to 100.00%         262      80,639,412.32       19.84      44.20    7.445     678      98.97       360        360        0
----------------------------------------------------------------------------------------------------------------------------------
100.01% or greater         17       3,179,122.49        0.78      43.77    7.220     696     102.98       360        360        0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  1,271    $406,539,951.38      100.00%     44.41%   6.506%    665      84.01%      360        360        0
----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       20

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

STATISTICAL CUT-OFF DATE PRINCIPAL BALANCE

-----------------------------------------------------------------------------------------------------------------------------------
                        NUMBER                         PERCENT                                 W.A.       W.A.        W.A.
                          OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
STATISTICAL CUT-OFF    MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
BALANCE                  LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE     LTV      MATURITY    MATURITY    AGE
-----------------------------------------------------------------------------------------------------------------------------------

$50,001 to $100,000          2    $    153,985.00        0.04%     43.00%  7.751%     651     103.00%      360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000         3         372,450.00        0.09      42.61   7.517      694     102.99       360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000       335      59,374,427.74       14.60      44.43   6.599      659      84.80       360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000       200      45,063,650.36       11.08      44.29   6.591      664      85.38       360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000       152      41,991,032.28       10.33      44.92   6.498      662      85.09       360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000       112      36,313,976.08        8.93      46.25   6.191      676      84.11       360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000       145      54,558,713.61       13.42      44.99   6.574      655      84.31       360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000       100      42,643,784.54       10.49      44.88   6.573      660      84.01       360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000        83      39,410,311.97        9.69      43.34   6.633      652      84.70       360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000        51      26,830,576.73        6.60      44.98   6.423      668      83.41       360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000        22      12,671,267.78        3.12      45.54   6.432      675      84.94       360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
$600,001 to $650,000        18      11,397,407.00        2.80      43.88   6.404      674      82.31       360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
$650,001 to $700,000        22      14,989,500.00        3.69      38.92   6.556      688      85.01       352        352        0
-----------------------------------------------------------------------------------------------------------------------------------
$700,001 to $750,000        11       8,080,650.00        1.99      44.09   6.195      684      78.09       360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
$750,001 to $800,000         5       3,844,200.00        0.95      44.78   6.146      693      80.48       360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
$800,001 or greater         10       8,844,018.29        2.18      40.64   6.238      706      68.07       360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   1,271    $406,539,951.38      100.00%     44.41%  6.506%     665      84.01%      360        360        0
-----------------------------------------------------------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

----------------------------------------------------------------------------------------------------------------------------
                 NUMBER                         PERCENT                                 W.A.       W.A.        W.A.
                   OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
ORIGINAL TERM     LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE     LTV      MATURITY    MATURITY    AGE
----------------------------------------------------------------------------------------------------------------------------

169 to 180            1    $    680,000.00        0.17%     32.00%  6.500%     667     80.00%       180        180        0
----------------------------------------------------------------------------------------------------------------------------
349 to 360        1,270     405,859,951.38       99.83      44.43   6.506      665     84.02        360        360        0
----------------------------------------------------------------------------------------------------------------------------
TOTAL:            1,271    $406,539,951.38      100.00%     44.41%  6.506%     665     84.01%       360        360        0
----------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       21

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

REMAINING TERM TO MATURITY

-----------------------------------------------------------------------------------------------------------------------------
                  NUMBER                         PERCENT                                 W.A.       W.A.        W.A.
                    OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                 MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
REMAINING TERM     LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE     LTV      MATURITY    MATURITY    AGE
-----------------------------------------------------------------------------------------------------------------------------

169 to 180             1    $    680,000.00        0.17%     32.00%  6.500%     667     80.00%       180        180        0
-----------------------------------------------------------------------------------------------------------------------------
349 to 360         1,270     405,859,951.38       99.83      44.43   6.506      665     84.02        360        360        0
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:             1,271    $406,539,951.38      100.00%     44.41%  6.506%     665     84.01%       360        360        0
-----------------------------------------------------------------------------------------------------------------------------

CREDIT SCORE

---------------------------------------------------------------------------------------------------------------------------
                NUMBER                        PERCENT                                  W.A.       W.A.        W.A.
                  OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
               MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
CREDIT SCORE     LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE     LTV      MATURITY    MATURITY    AGE
---------------------------------------------------------------------------------------------------------------------------

541 to 560          15    $  5,087,726.83        1.25%     41.97%  7.615%     550     81.40%       360        360        0
---------------------------------------------------------------------------------------------------------------------------
561 to 580          19       5,935,701.96        1.46      43.81   7.179      572     78.85        360        360        0
---------------------------------------------------------------------------------------------------------------------------
581 to 600          39      12,519,456.81        3.08      43.95   7.141      592     83.97        360        360        0
---------------------------------------------------------------------------------------------------------------------------
601 to 620         164      48,903,896.92       12.03      45.89   6.763      610     83.62        360        360        0
---------------------------------------------------------------------------------------------------------------------------
621 to 640         214      63,104,081.84       15.52      43.49   6.720      630     83.37        360        360        0
---------------------------------------------------------------------------------------------------------------------------
641 to 660         218      70,443,388.49       17.33      45.47   6.442      650     83.25        360        360        0
---------------------------------------------------------------------------------------------------------------------------
661 to 680         190      59,043,366.38       14.52      43.73   6.285      670     83.88        358        358        0
---------------------------------------------------------------------------------------------------------------------------
681 to 700         144      49,667,571.72       12.22      43.62   6.291      690     84.39        360        360        0
---------------------------------------------------------------------------------------------------------------------------
701 to 720         108      38,958,735.25        9.58      45.91   6.280      708     83.84        360        360        0
---------------------------------------------------------------------------------------------------------------------------
721 to 740          61      19,598,862.60        4.82      42.83   6.393      730     87.03        360        360        0
---------------------------------------------------------------------------------------------------------------------------
741 to 760          46      15,024,483.00        3.70      44.79   6.390      750     86.61        360        360        0
---------------------------------------------------------------------------------------------------------------------------
761 to 780          35      12,537,680.33        3.08      43.48   6.400      771     86.68        360        360        0
---------------------------------------------------------------------------------------------------------------------------
781 to 800          14       4,635,088.30        1.14      41.62   6.327      789     87.13        360        360        0
---------------------------------------------------------------------------------------------------------------------------
801 to 820           4       1,079,910.95        0.27      46.84   5.903      803     89.48        360        360        0
---------------------------------------------------------------------------------------------------------------------------
TOTAL:           1,271    $406,539,951.38      100.00%     44.41%  6.506%     665     84.01%       360        360        0
---------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       22

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------
                   NUMBER                        PERCENT                                  W.A.       W.A.        W.A.
                     OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                  MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
PROPERTY TYPE       LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------

SFR                   770    $249,542,899.76       61.38%     43.53%  6.512%     663     83.94%       360        359        0
------------------------------------------------------------------------------------------------------------------------------
PUD                   305      93,084,689.11       22.90      45.72   6.469      662     84.29        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Condo                 127      35,166,674.90        8.65      46.37   6.336      669     83.32        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Units 2-4              58      24,125,787.61        5.93      45.27   6.719      677     84.97        360        360        0
------------------------------------------------------------------------------------------------------------------------------
High Rise Condo        11       4,619,900.00        1.14      45.87   7.081      677     82.43        360        360        0
------------------------------------------------------------------------------------------------------------------------------
TOTAL:              1,271    $406,539,951.38      100.00%     44.41%  6.506%     665     84.01%       360        360        0
------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY STATUS

------------------------------------------------------------------------------------------------------------------------------
                  NUMBER                          PERCENT                                 W.A.       W.A.        W.A.
                    OF          AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                 MORTGAGE       PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
OCCUPANCY          LOANS         BALANCE          BALANCE      DTI    COUPON    SCORE     LTV      MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------

Owner Occupied     1,267     $404,876,551.38       99.59%     44.40%  6.503%     665     84.03%       360        360        0
------------------------------------------------------------------------------------------------------------------------------
Investor               3        1,143,400.00        0.28      52.92   7.117      687     78.51        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Second Home            1          520,000.00        0.13      33.00   6.875      659     79.12        360        359        1
------------------------------------------------------------------------------------------------------------------------------
TOTAL:             1,271     $406,539,951.38      100.00%     44.41%  6.506%     665     84.01%       360        360        0
------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       23

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

DOCUMENTATION

-----------------------------------------------------------------------------------------------------------------------------
                 NUMBER                         PERCENT                                  W.A.       W.A.        W.A.
                   OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
DOCUMENTATION     LOANS        BALANCE          BALANCE       DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
-----------------------------------------------------------------------------------------------------------------------------

Full              1,031    $317,865,946.53       78.19%     44.92%   6.358%     659     81.97%       360        360        0
-----------------------------------------------------------------------------------------------------------------------------
Stated +            153      56,625,179.25       13.93      43.35    7.139      694     94.78        360        360        0
-----------------------------------------------------------------------------------------------------------------------------
Stated               74      27,423,925.60        6.75      40.94    6.921      666     85.83        360        360        0
-----------------------------------------------------------------------------------------------------------------------------
Limited              13       4,624,900.00        1.14      42.94    6.455      683     81.72        360        360        0
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:            1,271    $406,539,951.38      100.00%     44.41%   6.506%     665     84.01%       360        360        0
-----------------------------------------------------------------------------------------------------------------------------

LOAN PURPOSE

----------------------------------------------------------------------------------------------------------------------------
                NUMBER                         PERCENT                                  W.A.       W.A.        W.A.
                  OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
               MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
LOAN PURPOSE     LOANS        BALANCE          BALANCE       DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
----------------------------------------------------------------------------------------------------------------------------

Purchase         1,094    $322,814,090.92       79.41%     44.95%   6.465%     669     84.76%       360        360        0
----------------------------------------------------------------------------------------------------------------------------
C/O Refi           167      78,586,110.46       19.33      42.65    6.681      647     81.31        360        360        0
----------------------------------------------------------------------------------------------------------------------------
R/T Refi            10       5,139,750.00        1.26      37.29    6.398      654     78.31        336        336        0
----------------------------------------------------------------------------------------------------------------------------
TOTAL:           1,271    $406,539,951.38      100.00%     44.41%   6.506%     665     84.01%       360        360        0
----------------------------------------------------------------------------------------------------------------------------

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       24

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

PRODUCT TYPE

----------------------------------------------------------------------------------------------------------------------------
                NUMBER                         PERCENT                                  W.A.       W.A.        W.A.
                  OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
               MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
PRODUCT TYPE     LOANS        BALANCE          BALANCE       DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
----------------------------------------------------------------------------------------------------------------------------

15 YR FIXED          1    $    680,000.00        0.17%     32.00%   6.500%     667     80.00%       180        180        0
----------------------------------------------------------------------------------------------------------------------------
1/29 6ML             4       1,304,550.00        0.32      46.12    6.804      664     84.15        360        360        0
----------------------------------------------------------------------------------------------------------------------------
2/28 6ML           196      56,475,730.09       13.89      42.73    6.899      660     88.02        360        360        0
----------------------------------------------------------------------------------------------------------------------------
2/28 6ML IO        690     230,559,150.75       56.71      45.75    6.435      663     83.35        360        360        0
----------------------------------------------------------------------------------------------------------------------------
30 YR FIX IO         6       1,983,200.00        0.49      49.08    6.845      677     85.87        360        360        0
----------------------------------------------------------------------------------------------------------------------------
30 YR FIXED         66      21,200,313.88        5.21      41.02    6.887      673     83.97        360        360        0
----------------------------------------------------------------------------------------------------------------------------
3/27 6ML            57      17,756,617.46        4.37      38.81    6.775      659     87.56        360        360        0
----------------------------------------------------------------------------------------------------------------------------
3/27 6ML IO        164      49,870,406.09       12.27      44.71    6.258      665     83.19        360        360        0
----------------------------------------------------------------------------------------------------------------------------
5/25 6ML            25       7,302,159.43        1.80      41.95    6.220      671     78.47        360        360        0
----------------------------------------------------------------------------------------------------------------------------
5/25 6ML IO         57      18,045,649.68        4.44      42.09    6.228      689     80.88        360        360        0
----------------------------------------------------------------------------------------------------------------------------
6ML                  1         425,000.00        0.10      37.00    7.250      548     85.00        360        360        0
----------------------------------------------------------------------------------------------------------------------------
6ML IO               4         937,174.00        0.23      45.42    5.647      651     83.66        360        360        0
----------------------------------------------------------------------------------------------------------------------------
TOTAL:           1,271    $406,539,951.38      100.00%     44.41%   6.506%     665     84.01%       360        360        0
----------------------------------------------------------------------------------------------------------------------------

LIEN POSITION

-----------------------------------------------------------------------------------------------------------------------------
                 NUMBER                         PERCENT                                  W.A.       W.A.        W.A.
                   OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
LIEN              LOANS        BALANCE          BALANCE       DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
-----------------------------------------------------------------------------------------------------------------------------

1                 1,271    $406,539,951.38      100.00%     44.41%   6.506%     665     84.01%       360        360        0
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:            1,271    $406,539,951.38      100.00%     44.41%   6.506%     665     84.01%       360        360        0
-----------------------------------------------------------------------------------------------------------------------------

Banc Of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       25

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

PREPAYMENT PENALTY TERM

---------------------------------------------------------------------------------------------------------------------------------
                      NUMBER                         PERCENT                                  W.A.      W.A.        W.A.
                        OF         AGGREGATE        OF LOANS               W.A.    W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
PREPAYMENT           MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
PENALTY TERM           LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
---------------------------------------------------------------------------------------------------------------------------------

0                        242    $ 83,687,386.17       20.59%     42.85%   6.829%    664     85.50%       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
12                        81      29,386,871.97        7.23      44.41    6.767     673     83.53        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
24                       656     204,902,463.70       50.40      45.38    6.426     663     83.64        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
36                       292      88,563,229.54       21.78      43.64    6.298     666     83.61        359        359        0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 1,271    $406,539,951.38      100.00%     44.41%   6.506%    665     84.01%       360        360        0
---------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       26

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION

---------------------------------------------------------------------------------------------------------------------------------
                      NUMBER                         PERCENT                                  W.A.      W.A.        W.A.
                        OF         AGGREGATE        OF LOANS               W.A.    W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
GEOGRAPHIC           MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
DISTRIBUTION           LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
---------------------------------------------------------------------------------------------------------------------------------

California               545    $202,541,579.47       49.82%     45.22%   6.287%    671      82.84%      360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Florida                   85      22,454,813.24        5.52      43.41    6.760     664      86.88       355        354        0
---------------------------------------------------------------------------------------------------------------------------------
New York                  52      21,038,444.86        5.18      42.22    6.855     665      86.29       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Minnesota                 45      12,941,544.56        3.18      40.47    6.690     660      87.15       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Nevada                    42      12,368,283.26        3.04      43.30    6.351     664      81.94       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Maryland                  42      11,468,117.96        2.82      44.04    6.662     646      81.91       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Illinois                  39      11,075,252.27        2.72      45.08    7.000     665      85.91       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Washington                41       9,949,417.01        2.45      44.95    6.336     661      82.13       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Massachusetts             31       9,442,604.42        2.32      47.44    6.927     646      84.52       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Michigan                  33       9,381,600.00        2.31      42.75    7.008     660      85.33       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Georgia                   36       8,744,556.00        2.15      39.12    6.665     645      84.32       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Colorado                  31       8,347,260.00        2.05      46.55    6.312     663      83.47       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Texas                     30       7,989,192.53        1.97      41.30    6.769     645      82.34       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
New Jersey                22       7,871,450.00        1.94      42.30    6.547     682      86.67       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Oregon                    26       6,574,196.94        1.62      43.89    6.418     651      83.10       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
North Carolina            26       6,336,550.00        1.56      45.03    6.832     644      87.91       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Virginia                  18       5,387,852.34        1.33      46.20    6.608     669      84.34       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Ohio                      18       4,345,149.53        1.07      43.65    6.786     646      87.73       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
South Carolina            10       3,617,100.00        0.89      47.27    6.447     680      86.02       360        359        1
---------------------------------------------------------------------------------------------------------------------------------
Arizona                    9       3,083,350.00        0.76      47.79    6.710     657      83.70       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Utah                      11       2,556,376.42        0.63      40.01    6.721     635      82.00       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Tennessee                 10       2,411,905.00        0.59      44.30    7.069     643      81.48       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Missouri                  10       2,256,048.00        0.55      43.28    6.661     658      84.00       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
District of
   Columbia                5       1,663,800.00        0.41      50.40    6.754     668      86.75       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
New Mexico                 4       1,590,600.00        0.39      47.59    7.604     648      92.13       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Connecticut                6       1,515,050.00        0.37      41.17    6.829     652      81.17       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Rhode Island               6       1,499,053.19        0.37      39.50    7.467     650      92.40       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Alabama                    6       1,196,000.00        0.29      44.55    7.096     636      91.65       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Indiana                    6       1,145,727.01        0.28      48.16    7.490     636      93.72       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Kentucky                   5       1,144,400.00        0.28      36.60    6.421     663      84.19       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Pennsylvania               5         958,499.43        0.24      41.90    6.844     633      89.56       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
New Hampshire              4         935,300.00        0.23      46.41    7.436     722      95.99       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Louisiana                  2         646,800.00        0.16      41.79    7.356     696      95.15       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Arkansas                   3         537,321.00        0.13      43.44    6.559     649      83.47       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Maine                      1         296,000.00        0.07      50.00    5.750     768      80.00       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Oklahoma                   1         263,900.00        0.06      55.00    8.125     606     100.00       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Iowa                       1         208,856.94        0.05      42.00    8.625     650     100.00       360        359        1
---------------------------------------------------------------------------------------------------------------------------------
Wisconsin                  1         201,600.00        0.05      45.00    6.000     688      80.00       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Idaho                      1         195,200.00        0.05      52.00    6.875     636      80.00       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Nebraska                   1         180,400.00        0.04      42.00    8.500     614     100.00       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Kansas                     1         178,800.00        0.04      54.00    4.875     711      80.00       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 1,271    $406,539,951.38      100.00%     44.41%   6.506%    665      84.01%      360        360        0
---------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       27

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF GROSS MARGINS - (ADJUSTABLE LOANS ONLY)

-------------------------------------------------------------------------------------------------------------------------------
                    NUMBER                         PERCENT                                 W.A.       W.A.        W.A.
                      OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                   MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
GROSS MARGIN         LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
-------------------------------------------------------------------------------------------------------------------------------

3.501% to 4.000%         1    $    560,000.00        0.15%     54.00%  6.125%     716     80.00%       360        356        4
-------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%         4       1,091,650.00        0.29      47.59   5.821      682     80.00        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%       236      79,180,100.58       20.69      45.69   5.747      668     79.06        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%       402     129,177,852.38       33.76      44.46   6.161      660     79.87        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%       296      96,876,444.18       25.32      44.65   6.734      663     85.60        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%       171      50,476,156.35       13.19      43.43   7.280      669     92.85        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%        73      21,483,464.01        5.61      44.90   7.813      669     97.21        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%        13       3,200,770.00        0.84      35.01   8.466      643     96.12        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%         2         630,000.00        0.16      43.42   8.628      715     99.84        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:               1,198    $382,676,437.50      100.00%     44.59%  6.483%     664     84.01%       360        360        0
-------------------------------------------------------------------------------------------------------------------------------

INITIAL PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

-------------------------------------------------------------------------------------------------------------------------------
                    NUMBER                         PERCENT                                 W.A.       W.A.        W.A.
                      OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
INITIAL PERIODIC   MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
RATE CAP             LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
-------------------------------------------------------------------------------------------------------------------------------

1.00%                    5    $  1,362,174.00        0.36%     42.79%  6.147%     619     84.08%       360        360        0
-------------------------------------------------------------------------------------------------------------------------------
2.00%                    4       1,304,550.00        0.34      46.12   6.804      664     84.15        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
3.00%                1,189     380,009,713.50       99.30      44.59   6.483      664     84.01        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:               1,198    $382,676,437.50      100.00%     44.59%  6.483%     664     84.01%       360        360        0
-------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       28

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

--------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                         PERCENT                                 W.A.       W.A.        W.A.
                       OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                    MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
PERIODIC RATE CAP     LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------------------------------------

1.00%                 1,198    $382,676,437.50      100.00%     44.59%  6.483%     664     84.01%       360        360        0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                1,198    $382,676,437.50      100.00%     44.59%  6.483%     664     84.01%       360        360        0
--------------------------------------------------------------------------------------------------------------------------------

RANGE OF MAXIMUM INTEREST RATES - (ADJUSTABLE LOANS ONLY)

---------------------------------------------------------------------------------------------------------------------------------
                      NUMBER                         PERCENT                                 W.A.       W.A.        W.A.
                        OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                     MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
MAXIMUM LOAN RATE      LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
---------------------------------------------------------------------------------------------------------------------------------

10.501% to 11.000%        17    $  4,325,998.33        1.13%     44.08%  4.925%     696      80.00%      360        360        0
---------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%        97      31,220,249.88        8.16      46.26   5.384      691      79.59       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%       280      95,270,911.02       24.90      45.28   5.846      679      79.57       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%       301      95,240,909.07       24.89      44.33   6.305      658      79.89       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%       239      75,893,758.97       19.83      43.69   6.813      653      85.50       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%       136      44,653,739.52       11.67      45.21   7.322      657      92.71       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%        81      23,537,796.88        6.15      44.40   7.789      654      96.92       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%        29       8,017,537.64        2.10      40.46   8.323      623      96.25       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%        16       4,100,536.19        1.07      42.00   8.760      639      98.61       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%         2         415,000.00        0.11      42.43   9.431      652     100.00       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 1,198    $382,676,437.50      100.00%     44.59%  6.483%     664      84.01%      360        360        0
---------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       29

FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 2 MORTGAGE LOANS

RANGE OF MINIMUM INTEREST RATES- (ADJUSTABLE LOANS ONLY)

---------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                         PERCENT                                   W.A.      W.A.        W.A.
                       OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                    MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
MINIMUM LOAN RATE     LOANS        BALANCE          BALANCE       DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
---------------------------------------------------------------------------------------------------------------------------------

4.501% - 5.000%          17    $  4,325,998.33        1.13%     44.08%   4.925%     696      80.00%      360        360        0
---------------------------------------------------------------------------------------------------------------------------------
5.001% - 5.500%          97      31,220,249.88        8.16      46.26    5.384      691      79.59       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
5.501% - 6.000%         280      95,270,911.02       24.90      45.28    5.846      679      79.57       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
6.001% - 6.500%         301      95,240,909.07       24.89      44.33    6.305      658      79.89       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
6.501% - 7.000%         239      75,893,758.97       19.83      43.69    6.813      653      85.50       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
7.001% - 7.500%         136      44,653,739.52       11.67      45.21    7.322      657      92.71       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
7.501% - 8.000%          81      23,537,796.88        6.15      44.40    7.789      654      96.92       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
8.001% - 8.500%          29       8,017,537.64        2.10      40.46    8.323      623      96.25       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
8.501% - 9.000%          16       4,100,536.19        1.07      42.00    8.760      639      98.61       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
9.001% - 9.500%           2         415,000.00        0.11      42.43    9.431      652     100.00       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                1,198    $382,676,437.50      100.00%     44.59%   6.483%     664      84.01%      360        360        0
---------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       30

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

NEXT INTEREST ADJUSTMENT DATE - (ADJUSTABLE LOANS ONLY)

---------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                         PERCENT                                   W.A.      W.A.        W.A.
                       OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
NEXT INTEREST       MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
ADJUSTMENT MONTH      LOANS        BALANCE          BALANCE       DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
---------------------------------------------------------------------------------------------------------------------------------

September 1, 2005         5    $  1,362,174.00        0.36%     42.79%   6.147%     619      84.08%      360        360        0
---------------------------------------------------------------------------------------------------------------------------------
March 1, 2006             4       1,304,550.00        0.34      46.12    6.804      664      84.15       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
February 1, 2007         79      23,995,992.48        6.27      45.91    6.692      661      86.44       360        359        1
---------------------------------------------------------------------------------------------------------------------------------
March 1, 2007           805     262,668,388.36       68.64      45.08    6.510      663      84.05       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
April 1, 2007             2         370,500.00        0.10      47.99    7.437      657     100.00       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
November 1, 2007          2       1,325,000.00        0.35      51.69    6.047      698      85.77       360        356        4
---------------------------------------------------------------------------------------------------------------------------------
February 1, 2008         19       5,317,348.99        1.39      42.30    6.221      679      83.58       360        359        1
---------------------------------------------------------------------------------------------------------------------------------
March 1, 2008           199      60,660,674.56       15.85      43.02    6.418      661      84.40       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
April 1, 2008             1         324,000.00        0.08      50.00    6.125      642      80.00       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
February 1, 2010          8       1,983,605.93        0.52      49.90    6.217      689      79.83       360        359        1
---------------------------------------------------------------------------------------------------------------------------------
March 1, 2010            73      23,064,303.18        6.03      41.53    6.238      684      80.22       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
April 1, 2010             1         299,900.00        0.08      30.00    5.375      688      79.99       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                1,198    $382,676,437.50      100.00%     44.59%   6.483%     664      84.01%      360        360        0
---------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       31

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

DEBT-TO-INCOME

---------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                         PERCENT                                   W.A.      W.A.        W.A.
                       OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                    MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
DTI                   LOANS        BALANCE          BALANCE       DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
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0.01 - 5.00               1    $    448,000.00        0.11%      4.00%    5.75%     652     80.00%       360        360        0
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5.01 - 10.00              7       2,588,900.00        0.64       8.01    6.372      670      84.3        360        360        0
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10.01 - 15.00             6       2,091,300.00        0.51      12.34    6.258      681     79.99        360        360        0
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15.01 - 20.00            16       5,771,086.00        1.42      17.99    6.217      656     82.65        360        360        0
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20.01 - 25.00            23       6,821,499.82        1.68      23.19    6.761      670     83.33        360        360        0
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25.01 - 30.00            50      16,192,635.36        3.98      28.29    6.473      655     81.65        360        360        0
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30.01 - 35.00            95      29,639,570.02        7.29      33.08    6.474      664     82.96        356        356        0
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35.01 - 40.00           126      41,694,624.29       10.26      38.38    6.636      668     83.77        360        360        0
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40.01 - 45.00           243      79,344,692.59       19.52      43.19    6.579      672      84.8        360        360        0
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45.01 - 50.00           341     110,952,896.39       27.29      48.13    6.699      663     86.64        360        360        0
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50.01 - 55.00           363     110,994,746.91       27.30      53.49    6.234      661     81.73        360        360        0
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TOTAL:                1,271    $406,539,951.38      100.00%     44.41%    6.51%     665     84.01%       360        360        0
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Banc of America Securities LLC
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